As filed with the Securities and Exchange Commission on May 22, 2020
1933 Act File No. 333-237741

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Pre-Effective Amendment No. __	☐

Post-Effective Amendment No. 1	☒

(Check appropriate box or boxes)

RMB Investors Trust

(Exact Name of Registrant)

115 South LaSalle Street, 34th Floor

Chicago, Illinois 60603

 (Address and Zip Code of Principal Executive Offices)

1-800-462-2392

Registrant’s Telephone Number, including Area Code

Christopher M. Graff

115 South LaSalle Street, 34th Floor

Chicago, Illinois 60603

 (Name and Address of Agent for Service)

With a copy to:

Joseph Mannon, Esq.

Vedder Price

222 North LaSalle Street

Chicago, Illinois 60601

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class A, Class C, and Class I shares of beneficial interest, par value $0.10 per share, of RMB Mendon Financial Services Fund, a series of the Registrant, are being registered. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective immediately, pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

RMB MENDON FINANCIAL LONG/SHORT FUND
a series of
RMB INVESTORS TRUST
115 South LaSalle Street, 34th Floor
Chicago, Illinois 60603
(800) 462-2392

May 22, 2020

Dear Shareholder:

We have important information concerning your investment in the RMB Mendon Financial Long/Short Fund (the “Target Fund”), a series of RMB Investors Trust (the “Trust”). As a shareholder of the Target Fund, we wish to inform you that the Board of Trustees of the Trust has approved the reorganization of the Target Fund into the RMB Mendon Financial Services Fund (the “Acquiring Fund”, and together with the Target Fund, the “Funds”), another series of the Trust (the “Reorganization”).

The Reorganization has the potential to benefit shareholders of both Funds through increased efficiencies leading to lower Fund operating expenses borne by shareholders.

Pursuant to an Agreement and Plan of Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. As a result of the Reorganization, you will receive shares of the Acquiring Fund that will have a total value equal to the total value of your shares in the Target Fund as of the close of business on the closing date of the Reorganization. Following the Reorganization, the Target Fund will cease operations and liquidate. The Reorganization is expected to be completed on or about June 19, 2020.

The following table shows the share classes of the Acquiring Fund that will be issued to each corresponding share class of the Target Fund.

Target Fund		Acquiring Fund
Class A	→	Class A
Class C	→	Class C
Class I	→	Class I

Shareholder approval is not required to effect the Reorganization. We have enclosed a Prospectus/Information Statement that describes the Reorganization proposal in greater detail, as well as important information about the Acquiring Fund.

Sincerely,

/s/ Christopher M. Graff
Christopher M. Graff
President
RMB Investors Trust

2

QUESTIONS & ANSWERS

We recommend that you read the enclosed Prospectus/Information Statement. In addition to the detailed information in the Prospectus/Information Statement, the following questions and answers provide an overview of key features of the Reorganization.

Q.	What is the purpose of the Reorganization?

A.	The purpose of the Reorganization is to provide shareholders the potential to experience economies of scale and increased efficiencies leading to lower Fund operating expenses borne by shareholders. Further, the Reorganization has the potential to benefit shareholders of the Target Fund by providing a substantially similar investment strategy managed by the same investment adviser, sub-adviser, and portfolio manager, that invests primarily in stocks of companies that are in the financial services sector, without the additional investment risks attendant to the Target Fund’s use of short positions.

Q.	Why are we sending you the Prospectus/Information Statement?

A.	On March 25, 2020, the Board of Trustees of the Trust (the “Board”) approved the Reorganization of the Target Fund into the Acquiring Fund. The Reorganization does not require approval by shareholders. The enclosed Prospectus/Information Statement provides important information regarding the Reorganization and the Acquiring Fund that you should consider carefully.

Q.	What will happen to my existing shares?

A.	Immediately after the Reorganization, you will own shares of the Acquiring Fund that are equal in total value to the shares of the Target Fund that you hold, in each case determined as of the close of business on the date of the Reorganization (although the number of shares and the net asset value per share may be different).

Q.	How do the fees and expenses of the Funds compare?

A.	The management fee rate of the Acquiring Fund is fixed at 0.75% of average daily net assets and is lower than the management fee rate of the Target Fund. The Target Fund has a base management fee rate of 0.90% of average daily net assets, subject to a performance adjustment that can cause the management fee rate to range between 0.80% and 1.00% depending upon the Target Fund’s investment performance relative to a benchmark. Additional information on the Target Fund’s management fee and performance adjustment is described in the section of the enclosed Prospectus/Information Statement entitled “The Funds’ Management.” For Class A shares, the Acquiring Fund has lower Rule 12b-1 fees than the Target Fund’s Rule 12b-1 fees. Class C shares of each Fund have the same Rule 12b-1 fees. Each Fund has the same front-end sales charge applicable to Class A shares and the same contingent deferred sales charge applicable to Class C shares. Class I shares of each Fund are not subject to Rule 12b-1 fees or sales charges. As of the fiscal year ended December 31, 2019, the total annual operating expenses of each share class of the Acquiring Fund were lower than the total annual operating expenses of the same share class of the Target Fund.

It is expected that, following the Reorganization, the expenses borne by Target Fund shareholders as shareholders of the Acquiring Fund will be lower than the expenses they currently bear. It is also expected that, following the Reorganization, the expenses borne by Acquiring Fund shareholders as shareholders of the combined Acquiring Fund will generally be at least equal to and potentially lower than the expenses they currently bear.

The section of the enclosed Prospectus/Information Statement entitled “Summary—How do the Funds’ fees and expenses compare?” of the enclosed Prospectus/Information Statement contains additional information on each Fund’s fees and expenses.

Q.	How do the Funds’ investment objectives and principal investment strategies compare?

A.	The Funds have an identical investment objective, which is to seek capital appreciation. The Funds have substantially similar principal investment strategies. The Target Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity instruments of companies of any market capitalization that are in the financial services sector, while the Acquiring Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of U.S. companies that are in the financial services sector. Key differences between the Target Fund’s and the Acquiring Fund’s principal investment strategies include that the Target Fund may invest in foreign and emerging markets securities and engage in short selling, whereas the Acquiring Fund does not. Additionally, the Target Fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified mutual funds, while the Acquiring Fund is diversified. Additional information is provided in the section of the enclosed Prospectus/Information Statement entitled “Summary—How do the Funds’ investment objective and principal investment strategies compare?”

Q.	How are the Funds managed?

A.	Both Funds are managed by the same adviser, RMB Capital Management, LLC (“RMB or “Adviser”), the same sub-adviser, Mendon Capital Advisors Corp. (“Mendon” or “Sub-Adviser”) and the same the portfolio manager, Anton Schutz. The Acquiring Fund will continue to be managed in this way following the Reorganization. For more information please see the sections of the enclosed Prospectus/Information Statement entitled “Summary—Who will be the Adviser, Sub-Adviser, and Portfolio Manager of my Fund after the Reorganization?” and “The Funds’ Management.”

Q.	Will I have to pay federal income taxes as a result of the Reorganization?

A.	You are not expected to recognize any gain or loss for federal income tax purposes on the exchange of your shares of the Target Fund for shares of the Acquiring Fund. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Prior to the closing of the Reorganization, however, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. Such a distribution may be taxable to shareholders of the Target Fund for federal income tax purposes. The sections of the enclosed Prospectus/Information Statement entitled “Information About the Reorganization—Material Federal Income Tax Consequences” and “Federal Income Tax Considerations And Distributions” provide additional information regarding the federal income tax consequences of the Reorganization.

2

Q.	Will I have to pay any sales load, commission, or other similar fee in connection with the Reorganization?

A.	No, you will not pay any sales load, commission, or other similar fee in connection with the shares of the Acquiring Fund you will receive in the Reorganization, and any contingent deferred sales charge (“CDSC”) holding period on your shares of the Target Fund will carry over to the shares of the Acquiring Fund you receive. However, following the Reorganization, additional purchases, exchanges and redemptions of shares of the Acquiring Fund will be subject to any applicable sales loads, commissions, and other similar fees.

Q.	Who will pay the costs of the Reorganization?

A.	Each Fund will pay the expenses incurred in connection with the Reorganization (“Reorganization Expenses”) based on such Fund’s respective portion of the projected cost savings during the first year following the Reorganization. The Reorganization Expenses are estimated to be approximately $120,000 in total (which does not include costs associated with portfolio repositioning). Based on each Fund’s average net assets as of May 13, 2020, the Reorganization Expenses are estimated as $75,600 allocated to the Target Fund and $44,400 allocated to the Acquiring Fund. The Adviser will pay the Reorganization Expenses allocated to each Fund to the extent a Fund’s allocated Reorganization Expenses exceed its projected cost savings during the first year following the Reorganization. If the Reorganization is not completed, the Adviser will bear full responsibility for payment of the Reorganization Expenses. Please see the section of the enclosed Prospectus/Information Statement entitled “Information About the Reorganization—Costs of the Reorganization” for additional information.

Q.	What if I redeem my shares before the Reorganization takes place?

A.	If you choose to redeem your Target Fund shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction. CDSCs may be applicable as described in the prospectus for your Target Fund shares.

Q.	Why is no shareholder action necessary?

A.	The Trust’s Agreement and Declaration of Trust, as amended and restated, provides that any series may be reorganized into another series by a vote of a majority of the trustees of the Trust without the approval of shareholders. In addition, the Board determined that the Reorganization of the Target Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8(a)(3) under the Investment Company Act of 1940, as amended (the “1940 Act”), such that the Reorganization does not require shareholder approval because (i) no policy of the Target Fund that may not be changed without a vote of a majority of the Fund’s shareholders, is materially different from a policy of the Acquiring Fund, (ii) no advisory contract between the Acquiring Fund and the Adviser is materially different from the advisory contract between the Target Fund and the Adviser, (iii) the trustees of the Board of the Target Fund who are not “interested persons,” as such term is defined in the 1940 Act (the “Independent Trustees”), and who were elected by the Target Fund’s shareholders will comprise a majority of the Board of the Acquiring Fund, and (iv) the distribution fees paid by the Acquiring Fund pursuant to the plan adopted by the Board in accordance with Rule 12b-1 of the 1940 Act are no greater than the distribution fees authorized to be paid by the Target Fund pursuant to such plan. In addition, the Board determined that the Reorganization was in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization.

3

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to be completed after the close of business on or about June 19, 2020.

Q.	Who should I contact for more information?

A.	You can contact (800) 462-2392 for more information.

4

PROSPECTUS/INFORMATION STATEMENT

May 22, 2020

RMB MENDON LONG/SHORT FUND
RMB MENDON FINANCIAL SERVICES FUND
each, a series of
RMB INVESTORS TRUST
115 South LaSalle Street, 34th Floor
Chicago, Illinois 60603
(800) 462-2392

This Prospectus/Information Statement is being furnished to shareholders of the RMB Mendon Long/Short Fund (the “Target Fund”), a series of RMB Investors Trust (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Plan”) among the Target Fund and the RMB Mendon Financial Services Fund (the “Acquiring Fund”), a series of the Trust, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C, and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution by class of the Acquiring Fund’s shares to shareholders of the Target Fund in complete liquidation and termination of the Target Fund (the “Reorganization”).

The Board of Trustees of the Trust (the “Board”) has approved the proposed Reorganization. In the Reorganization, you will receive shares of the Acquiring Fund in an amount equal in value to the shares of the Target Fund that you hold, in each case determined as of the close of business on the date of the Reorganization (although the number of shares and the net asset value per share may be different). The Reorganization is expected to be completed after the close of business on or about June 19, 2020.

Each of the Target Fund and the Acquiring Fund is a series of the Trust, which is a registered open-end investment company (mutual fund). The Target Fund and the Acquiring Fund are sometimes referred to in this Prospectus/Information Statement individually as a “Fund” and collectively as the “Funds.”

This Prospectus/Information Statement, which you should read carefully and retain for future reference, concisely presents the information that you should know about the Funds and the Reorganization. This document also serves as a prospectus for the offering and issuance of shares of the Acquiring Fund to be issued in the Reorganization. A Statement of Additional Information dated May 22, 2020 relating to this Prospectus/Information Statement and the Reorganization (“SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus/Information Statement meaning it is legally a part of this Prospectus/Information Statement.

This Prospectus/Information Statement is first being sent to shareholders of the Target Fund on or about May 29, 2020.

-ii-

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Additional information concerning the Target Fund and the Acquiring Fund is contained in the documents described below, all of which have been filed with the SEC.

Information About the Target Fund and the Acquiring Fund:

•	Prospectus relating to the RMB Mendon Financial Long/Short Fund and the RMB Mendon Financial Services Fund dated May 1, 2020, as supplemented through the date of this Prospectus/Information Statement (File No. 002-17226).

•	Prospectus supplement relating to the RMB Mendon Financial Long/Short Fund dated May 1, 2020 (File No. 002-17226).

•	Statement of Additional Information relating to the RMB Mendon Financial Long/Short Fund and the RMB Mendon Financial Services Fund dated May 1, 2020, as supplemented through the date of this Prospectus/Information Statement (File No. 002-17226).

•	Annual Report relating to the RMB Mendon Financial Long/Short Fund and the RMB Mendon Financial Services Fund for the fiscal year ended December 31, 2019 (File No. 811-00994).

Copies of the above mentioned documents are available upon request and without charge if you:

•	Write to RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island 02940-9781; or

•	Call (800) 462-2392 toll-free; or

•	Download a copy from www.rmbfunds.com/.

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov.

This Prospectus/Information Statement sets forth the information shareholders of the Target Fund should know before the Reorganization (in effect, investing in shares of the Acquiring Fund) and constitutes an offering of shares of beneficial interest, $0.10 par value per share, of the Acquiring Fund. Please read this Prospectus/Information Statement carefully and retain it for future reference.

THE SEC HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/ INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring Fund:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of your original investment

-iii-

Table of Contents

-iii-

Summary

This section summarizes the primary features of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Information Statement and the exhibits. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the SAI, and the Plan, a form of which is attached to this Prospectus/Information Statement as Exhibit A.

What are the Reasons for the Reorganization?

The Target Fund has recently experienced significant underperformance and net shareholder outflows, and is in a temporary defensive posture, as permitted by its prospectus. The Adviser considered the likelihood of the Target Fund achieving and/or maintaining sufficient size for long-term operating viability, and determined that the Acquiring Fund is better positioned for long-term investment growth, operating viability and marketing opportunities than the Target Fund. Further, the Reorganization has the potential to benefit shareholders of both the Target Fund and the Acquiring Fund through increased efficiencies leading to lower Fund operating expenses borne by shareholders. The Reorganization also has the potential to benefit shareholders of the Target Fund by providing a substantially similar investment strategy managed by the same investment adviser, sub-adviser, and portfolio manager, that invests primarily in stocks of companies that are in the financial services sector, without the additional investment risks attendant to the Target Fund’s use of short positions.

At a meeting on March 25, 2020, the Board, composed entirely of trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), determined that the Reorganization was in the best interests of the Funds and that the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization. The Board approved the Reorganization. In approving the Reorganization, the Board considered the following factors, among others: the investment objective, principal investment strategies, sub-adviser and portfolio manager of the Funds; the historical investment performance record of the Funds; the advice and recommendation of RMB Capital Management, LLC, including its opinion that the Reorganization would be in the best interests of the Funds and that the combined Fund would have a greater opportunity to achieve increased efficiencies leading to lower Fund operating expenses borne by shareholders than either Fund operating individually; and the investment management fee and other fees paid by the Funds, the expense ratios of the Funds and the contractual limitations on the Funds’ expenses.

For more information, please see the section entitled “Information About the Reorganization—Reasons for the Reorganization.”

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization, comprised of:

•	the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C, and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund;

•	the pro rata distribution by class of the Acquiring Fund’s shares to the Target Fund shareholders in complete liquidation and termination of the Target Fund; and

•	the receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed after the close of business on or about June 19, 2020.

After the Reorganization, what shares will I own?

In the Reorganization, you will receive the same class of shares in the Acquiring Fund as you currently own in the Target Fund, either Class A, Class C or Class I. The Acquiring Fund shares you receive will have the same total value as your shares of the Target Fund, in each case measured as of the close of business on the date of the Reorganization.

How do the Funds’ fees and expenses compare?

Comparative Fee Tables. The following tables show the various fees and expenses that you may pay for buying and holding shares of each Fund. Pro forma expenses project anticipated expenses of the Acquiring Fund assuming the Reorganization takes place. Actual expenses may be greater or less than those shown. The shareholder transaction expenses presented below show the maximum sales charge (load) on purchases of Fund shares as a percentage of offering price. Shareholders of the Target Fund will not pay any sales load, commission, or other similar fee in connection with the Acquiring Fund shares received in the Reorganization. However, the holding period related to any contingent deferred sales charge (“CDSC”) applicable to shares of the Target Fund will carry over to shares of the Acquiring Fund received as part of the Reorganization. Expense ratios reflect annual fund operating expenses for the fiscal year ended December 31, 2019 for the Target Fund and the Acquiring Fund. Pro forma numbers are estimated as if the Reorganization had been completed as of the beginning of the fiscal year ended December 31, 2019 and do not include the estimated costs of the Reorganization that will be borne by the Target Fund and the Acquiring Fund representing 0.26% and 0.02%, respectively, of average net assets as of May 13, 2020. Pro forma numbers also do not include any portfolio repositioning costs.

	RMB Mendon Financial Long/Short Fund Class A	RMB Mendon Financial Services Fund Class A	RMB Mendon Financial Services Fund after Reorganization (pro forma combined) Class A
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	5.00%	5.00%	5.00%
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	—	—	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%[1]	0.75%	0.75%
Distribution and Shareholder Service (12b-1) fees	0.30%	0.25%	0.25%
Other Expenses
Short sale dividend and interest expenses[2]	0.46%	—	—
Remainder other expenses	0.41%	—	—
Total Other Expenses	0.87%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.97%[3]	1.28%	1.28%

1	The Target Fund pays a management fee consisting of a basic annual fee of 0.90% of the Target Fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%. The basic annual fee may adjust up or down according to the Target Fund’s performance relative to its benchmark, the KBW Bank Index. For more information, see “Additional Information About the Performance Adjustment to the Target Fund’s Management Fee” below.
2	Short sale dividend and interest expenses result from the use of prime brokerage to execute short sales and are treated as a Fund expense although no cash is received or paid by the Fund. These expenses will vary from the amount shown based on the Fund’s use of short sales.
3	The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

	RMB Mendon Financial Long/Short Fund Class C	RMB Mendon Financial Services Fund Class C	RMB Mendon Financial Services Fund after Reorganization (pro forma combined) Class C
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	—	—	—
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%[1]	0.75%	0.75%
Distribution and Shareholder Service (12b-1) fees	1.00%	1.00%	1.00%
Other Expenses
Short sale dividend and interest expenses[2]	0.45%	—	—
Remainder other expenses	0.42%	—	—
Total Other Expenses	0.87%	0.29%	0.28%
Total Annual Fund Operating Expenses	2.67%	2.04%[3]	2.03%

1	The Target Fund pays a management fee consisting of a basic annual fee of 0.90% of the Target Fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%. The basic annual fee may adjust up or down according to the Target Fund’s performance relative to its benchmark, the KBW Bank Index. For more information, see “Additional Information About the Performance Adjustment to the Target Fund’s Management Fee” below.
2	Short sale dividend and interest expenses result from the use of prime brokerage to execute short sales and are treated as a Fund expense although no cash is received or paid by the Fund. These expenses will vary from the amount shown based on the Funds’ use of short sales.
3	The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

	RMB Mendon Financial Long/Short Fund Class I	RMB Mendon Financial Services Fund Class I	RMB Mendon Financial Services Fund after Reorganization (pro forma combined) Class I
Shareholder Fees (fees paid directly from your investment)	—	—	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%[1]	0.75%	0.75%
Distribution and Shareholder Service (12b-1) fees	—	—	—
Other Expenses
Short sale dividend and interest expenses[2]	0.45%	—	—
Remainder other expenses	0.41%	—	—
Total Other Expenses	0.86%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.66%	1.03%	1.03%

1	The Target Fund pays a management fee consisting of a basic annual fee of 0.90% of the Target Fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%. The basic annual fee may adjust up or down according to the Target Fund’s performance relative to its benchmark, the KBW Bank Index. For more information, see “Additional Information About the Performance Adjustment to the Target Fund’s Management Fee” below.
2	Short sale dividend and interest expenses result from the use of prime brokerage to execute short sales and are treated as a Fund expense although no cash is received or paid by the Fund. These expenses will vary from the amount shown based on the Funds’ use of short sales.

Additional Information About the Performance Adjustment to the Target Fund’s Management Fee. The Target Fund’s basic fee is subject to an upward or downward adjustment depending on whether and to what extent the investment performance of Target Fund’s Class A shares for the performance period exceeds, or is exceeded by, the record of its benchmark, the KBW Bank Index (the “Index”), over the same period. The performance period consists of the current month and the prior 35 months (“performance period”). Each percentage point of performance difference between the Target Fund and the Index (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.01. Accordingly, the maximum annualized adjustment rate for the Target Fund is +/- 0.10. This performance comparison is made at the end of each month. One twelfth of this rate is then applied to the average daily net assets of the Fund over the entire performance period, giving a dollar amount that is added to (or subtracted from) the Target Fund’s basic fee. For more information, see the section of this Prospectus/Information Statement entitled “The Funds’ Management.”

Expense Example. The example is intended to help you compare the cost of investing in each Fund and the Acquiring Fund (pro forma), assuming the Reorganization takes place. The example assumes that you invest $10,000 for the time periods indicated and redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the operating expenses remain as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption
Classes	1 Year	3 Years	5 Years	10 Years
Class A
RMB Mendon Financial Long/Short Fund	$690	$1,087	$1,509	$2,681
RMB Mendon Financial Services Fund	$624	$886	$1,167	$1,968
RMB Mendon Financial Services Fund after Reorganization (Pro Forma Combined)	$624	$886	$1,167	$1,968
Class C
RMB Mendon Financial Long/Short Fund	$370	$829	$1,415	$3,003
RMB Mendon Financial Services Fund	$307	$640	$1,098	$2,369
RMB Mendon Financial Services Fund after Reorganization (Pro Forma Combined)	$306	$637	$1,093	$2,358
Class I
RMB Mendon Financial Long/Short Fund	$169	$523	$902	$1,965
RMB Mendon Financial Services Fund	$105	$328	$569	$1,259
RMB Mendon Financial Services Fund after Reorganization (Pro Forma Combined)	$105	$328	$569	$1,259

	Assuming No Redemption
Class	1 Year	3 Years	5 Years	10 Years
Class C
RMB Mendon Financial Long/Short Fund	$270	$829	$1,415	$3,003
RMB Mendon Financial Services Fund	$207	$640	$1,098	$2,369
RMB Mendon Financial Services Fund after Reorganization (Pro Forma Combined)	$206	$637	$1,093	$2,358

The information presented above is for informational purposes as of a specific point in time in the past. Actual financial information will depend on market conditions at the time of the Reorganization and may vary significantly from the information shown, particularly in light of uncertainties regarding the current health crisis resulting from the novel coronavirus known as COVID-19 and the economic and financial repercussions of such crisis.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over’’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. During the fiscal year ended December 31, 2019, the Target Fund’s and the Acquiring Fund’s portfolio turnover rates were 98% and 27%, respectively, of the average value of their portfolios.

How do the Funds’ performance records compare?

The bar charts and performance tables below illustrate some indication of the risks and volatility of an investment in each Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how each Fund’s average annual total returns for 1-, 5- and 10-year periods compared with its respective benchmark index representing a broad measure of market performance. Each Fund’s performance figures assume that all distributions were reinvested in the Fund and reflect the Fund’s operating expenses.

The returns in the bar chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The returns in the performance table reflect any applicable sales charges. The Funds’ past performance (before and after taxes) does not indicate how the Funds will perform in the future. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

RMB Mendon Financial Long/Short Fund — Class A Total Return as of December 31

Best Quarter: 14.18% in the 4th Quarter of 2016

Worst Quarter: (20.09)% in the 3rd Quarter of 2011

Year to date performance as of March 31, 2020: (63.68)%

AVERAGE ANNUAL TOTAL RETURNS

(For the following periods ended December 31, 2019)	1 year	5 years	10 years
RMB MENDON FINANCIAL LONG/SHORT FUND—CLASS A SHARES
Total Return Before Taxes	8.01%	0.98%	4.69%
Total Return After Taxes on Distributions	8.01%	0.85%	4.12%
Total Return After Taxes on Distributions and Sale of Fund Shares[1]	4.74%	0.75%	3.54%
RMB MENDON FINANCIAL LONG/SHORT FUND —CLASS C SHARES
Total Return Before Taxes	11.85%	1.28%	4.48%
RMB MENDON FINANCIAL LONG/SHORT FUND —CLASS I SHARES[1]
Return Before Taxes	14.01%	2.31%	5.38%
THE KBW BANK INDEX TOTAL RETURN[2] (reflects no deduction of fees, expenses or taxes)	36.13%	11.40%	12.53%

1	Class I shares commenced investment operations on August 19, 2015. Performance shown prior to August 19, 2015 for the Class I shares reflects the performance of Class A shares. Class I shares are not subject to the front-end sales charge or distribution and shareholder service (12b-1) fees applicable to Class A shares, which reduce the performance shown for the Class I shares.
2	“Total return” of the index reflects reinvestment of dividends in the index.

RMB Mendon Financial Services Fund – Class A Total Return as of December 31

Best Quarter: 23.98% in the 4th Quarter of 2016
Worst Quarter: (19.67)% in the 4th Quarter of 2018
Year to date performance as of March 31, 2020: (42.59)%

AVERAGE ANNUAL TOTAL RETURNS

(For the following periods ended December 31, 2019)	1 year	5 years	10 years
RMB MENDON FINANCIAL SERVICES FUND—CLASS A SHARES
Total Return Before Taxes	16.67%	11.11%	11.15%
Total Return After Taxes on Distributions	16.43%	10.15%	10.59%
Total Return After Taxes on Distributions and Sale of Fund Shares	10.04%	8.71%	9.18%
RMB MENDON FINANCIAL SERVICES FUND—CLASS C SHARES
Total Return Before Taxes	20.88%	11.43%	10.88%
RMB MENDON FINANCIAL SERVICES FUND—CLASS I SHARES[1]
Total Return Before Taxes	23.13%	12.60%	11.89%
NASDAQ BANK INDEX TOTAL RETURN[2] (reflects no deduction of fees, expenses or taxes)	24.37%	10.55%	11.53%

1	Class I shares commenced investment operations on February 1, 2017. Performance shown prior to February 1, 2017 for the Class I shares reflects the performance of Class A shares. Class I shares are not subject to the front-end sales charge or distribution and shareholder service (12b-1) fees applicable to Class A shares, which reduce the performance shown for the Class I shares prior to February 1, 2017.
2	“Total return” of the index reflects reinvestment of dividends in the index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown only for Class A shares; after-tax returns for Class C and Class I shares will vary.

Will I be able to purchase, redeem, and exchange shares the same way?

Yes, after the Reorganization you will be able to purchase, redeem, and exchange shares of the Acquiring Fund the same way that you purchase, redeem, and exchange shares of the Target Fund. For more information, see the sections entitled “Choosing a Share Class—Buying and Selling Fund Shares” and “Choosing a Share Class—Exchange Privileges of the Funds.”

Will I be able to receive distributions the same way?

Like the Target Fund, the Acquiring Fund intends to distribute to its shareholders substantially all of its dividends from net investment income and capital gains annually.

After the Reorganization, any dividends from net income and capital gains paid by the Acquiring Fund to which a former Target Fund shareholder is entitled will be reinvested in the class of shares of the Acquiring Fund the former Target Fund shareholder received in the Reorganization or, if the shareholder so elected, distributed in cash. If you invest in a Fund through a tax-advantaged account, such as an IRA, you will not be subject to tax on dividends and distributions from the Fund or the sale of the Fund shares, if those amounts remain in the tax-advantaged account and the Fund shares were not financed with borrowings. However, withdrawals from a tax-advantaged account may be subject to taxes. For more information, see the section entitled “Distribution and Shareholder Services Fees—Distribution Policy.”

Who will be the Adviser, Sub-Adviser, and Portfolio Manager of my Fund after the Reorganization?

Each Fund is advised by RMB Capital Management, LLC (the ‘‘Adviser’’ or ‘‘RMB’’).

Mendon Capital Advisors Corp. (the “Sub-Adviser” or ‘‘Mendon’’) serves as each Fund’s sub-adviser, with Anton Schutz serving as the portfolio manager. Anton Schutz has had primary day-to-day responsibility for management of the Acquiring Fund’s and the Target Fund’s portfolios since their inceptions in 1999 and 2004, respectively. Mr. Schutz is the President of Mendon.

For additional information regarding RMB, Mendon, and the portfolio manager, please see the section entitled “The Funds’ Management.”

After the Reorganization, RMB and Mendon will continue to serve as investment adviser and sub-adviser to the Acquiring Fund and Anton Schutz will continue to serve as the Acquiring Fund’s portfolio manager.

What will be the primary federal income tax consequences of the Reorganization?

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. If the Reorganization so qualifies, then generally no gain or loss will be recognized for federal income tax purposes by the Funds or their respective shareholders as a direct result of the Reorganization. As a condition to the closing of the Reorganization, the Funds will each receive an opinion from the law firm of Vedder Price P.C. that the Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The opinion, however, is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS or a court from taking a contrary position. See “Information About the Reorganization—Material Federal Income Tax Consequences” for more information on the material federal income tax consequences of the Reorganization.

Will there be any repositioning costs?

Due to the Target Fund being a non-diversified Fund and the Acquiring Fund being diversified, prior to the Reorganization approximately 8% of the securities of the Target Fund are expected to be sold which will result in the Target Fund realizing gains or losses and incurring repositioning costs in the form of brokerage commissions and other trading-related costs. The Adviser estimates such brokerage commission and other trading-related costs to be approximately $5,800, or $0.002 per share, based on the Target Fund’s portfolio as of May 13, 2020. These transaction costs represent expenses of the Target Fund that are not subject to the Fund’s expense limitation agreement and will be borne by the Target Fund and indirectly borne by the Target Fund’s shareholders. If the Target Fund’s portfolio had been repositioned on May 13, 2020, the Target Fund would have realized losses of approximately $1.3 million or $(0.39) per share. The actual market prices and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those recently experienced due to the public health crisis caused by the novel coronavirus known as COVID-19.

The Acquiring Fund does not currently expect to sell a material portion (less than 5% of net assets) of the Target Fund’s assets received in the Reorganization.

How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

Investment Objectives. The Funds have an identical investment objective, which is to seek capital appreciation.

Principal Investment Strategies. The Funds have substantially similar principal investment strategies. The Target Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity instruments of companies of any market capitalization that are in the financial services sector, while the Acquiring Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of U.S. companies that are in the financial services sector.

Key differences between the Target Fund and the Acquiring Fund are as follows: the Target Fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified mutual funds, while the Acquiring Fund is diversified. Additionally, the Target Fund may invest in foreign and emerging markets securities whereas the Acquiring Fund does not. The Target Fund uses short selling as a principal investment strategy, whereas the Acquiring Fund does not. As a result of recent market disruptions arising from the rapid and escalating spread of the novel coronavirus known as COVID-19, the Target Fund recently repositioned a portion of its investment portfolio resulting in the liquidation of derivatives and short positions and the maintenance of a high level of cash. Depending on market and other conditions, this defensive posture may cease at any time or may continue with respect to all or part of the Fund’s investment portfolio.

Except that the Acquiring Fund has a fundamental diversification policy that the Target Fund does not have, the Funds have identical fundamental investment policies, which are set forth in Exhibit B.

Principal Risks. The Target Fund and the Acquiring Fund are subject to similar principal risks because the Funds have substantially similar principal investment strategies. Principal risks of the Target Fund are: Market Risk, Equity Securities Risk, Management Risk, Micro Capitalization Companies Risk, Small- and Mid-Capitalization Companies Risk, Large-Capitalization Companies Risk, Foreign Investing Risk, Emerging Markets Risk, Currency Risk, Derivatives Risk, Call and Put Options Risk, Leverage Risk, Financial Services Sector Risk, Short Sale Risk, Non-Diversification Risk, Portfolio Turnover Risk, Cybersecurity Risk and Operational Risk. The Acquiring Fund is also subject to the same principal risks, with the exception of Emerging Markets Risk, Currency Risk, Foreign Investing Risk, Short Sale Risk, Non-and Diversification Risk. The Acquiring Fund is also subject to Special Situations Risk. To learn more, see the section below entitled “Principal Risks.”

Comparison of Principal Investment Strategies. The following table shows key aspects of the Funds’ principal investment strategies. To learn more, see the section below entitled “Additional Information About the Funds’ Investment Strategies.”

	Target Fund	Acquiring Fund	Differences
80% Investment Policy	The Target Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity instruments of companies of any market capitalization that are in the financial services sector. The Fund includes the market value of derivatives that provide exposure to the financial services sector in determining compliance with the Fund’s 80% investment policy.	The Acquiring Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of U.S. companies that are in the financial services sector. The Fund includes the market value of derivatives that provide exposure to the financial services sector in determining compliance with the Fund’s 80% investment policy.	For purposes of the 80% investment policy, the Acquiring Fund is limited to investments in U.S. companies while the Target Fund is not limited to investments in U.S. companies.

	Target Fund	Acquiring Fund	Differences
Long vs. Short Positions	The Target Fund will take long and short positions. The Fund takes ‘‘short’’ positions (i.e., sell ‘‘short’’) in securities of companies believed to be overvalued, with an anticipated maximum short exposure of 30% of net assets.	—	The Acquiring Fund does not include short positions as part of its principal investment strategy while the Target Fund includes short positions as part of its principal investment strategy.

Market Cap and Sector Focus	The Target Fund will take positions in companies in the financial services sector of any size. The portion invested in small, medium or large companies is expected to vary over time.	The Acquiring Fund may invest in companies of any size, but, under normal conditions, the Fund invests primarily in mid, small and micro capitalization financial services companies.	While both Funds are permitted to invest in companies of any size, the Acquiring Fund invests primarily in mid, small and micro capitalization financial services companies.

Hedging

The Target Fund also uses futures and/or options on securities, indices and other derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements or as an alternative to selling a security short. The Fund expects that its primary investments in derivatives will be in written covered call options and long put options.

The Acquiring Fund may also use futures and options on securities, indices and other derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. The Fund expects that its primary investments in derivatives will be in written covered call options and long call options.

Substantially similar.

Diversification	The Target Fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified mutual funds.	The Acquiring Fund is “diversified,” as defined under the 1940 Act.	The Target Fund is non-diversified while the Acquiring Fund is diversified.

Sell Strategy	The Target Fund may sell securities or close a short position for a variety of reasons, such as to secure gains, limit losses or redeploy assets into other opportunities.	The Acquiring Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into other opportunities.	Substantially similar.

Principal risks

Each Fund’s share price will fluctuate. The risks described below should be considered by shareholders of the Target Fund in their evaluation of the Reorganization. Investments in the Funds are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that each Fund will achieve its investment objective. Each Fund’s share price fluctuates, which means you could lose money by investing in the Fund. Each Fund is not a complete investment program and should be considered only as part of an investment portfolio.

The following table compares the principal investment risks of the Funds.

	Target Fund	Acquiring Fund

Market Risk	X	X
Equity Securities Risk	X	X
Management Risk	X	X
Micro Capitalization Companies Risk	X	X
Small- and Mid-Capitalization Companies Risk	X	X
Large-Capitalization Companies Risk	X	X
Foreign Investing Risk	X
Emerging Markets Risk	X
Currency Risk	X
Derivatives Risk	X	X
Call and Put Options Risk	X	X
Leverage Risk	X	X
Financial Services Sector Risk	X	X
Special Situations Risk		X
Short Sale Risk	X
Non-Diversification Risk	X
Portfolio Turnover Risk	X
Cybersecurity Risk	X	X
Operational Risk	X	X

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular sector, sub-sector, or group of industries, such as labor shortages or increased production costs and competitive conditions within an industry.

The coronavirus disease 2019 (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls, drop in demand and supply chain disruption, among others. Such disruptions may be caused or exacerbated by quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, or other infectious illness outbreaks, epidemics or pandemics that may arise in the future, as well as actions that have been or could be taken by governmental authorities or other third parties, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks, epidemics or pandemics in certain countries may be greater depending upon the capacity of healthcare systems, effectiveness of governmental response, and resiliency of financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 or other infectious illness outbreaks, epidemics or pandemics could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Equity Securities Risk. The market prices of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The values of equity securities may decline due to general market conditions that are not necessarily related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the values of equity securities may decline for a number of reasons that may relate directly to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than bonds and other debt securities, although under certain market conditions various debt investments may have comparable or greater price volatility. The values of equity securities paying dividends at high rates may be more sensitive to change in interest rates than are other equity securities.

Management Risk. The Funds are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. Each Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

Micro Capitalization Companies Risk. Certain of each Fund’s investments may be considered “micro-cap”. Micro-cap companies have a market capitalization of less than $300 million. Micro-cap companies may be less financially secure than large, mid or small-capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap stock prices also may be more volatile than large, mid or small-cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of the Funds’ holdings may be considered or become illiquid.

Small- and Mid-Capitalization Companies Risk. The Funds may invest in small-capitalization or mid-capitalization companies which generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Large-Capitalization Companies Risk. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Larger, more established, companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be unable to respond quickly to new competitive challenges, like price competition, changes in consumer tastes or innovative products. These factors could result in the share price of larger companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on each Fund’s portfolio, performance and share price.

Foreign Investing Risk. The Target Fund may invest in foreign securities, which may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; imposition of foreign withholding and other taxes; country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.

Emerging Markets Risk. Investment risks typically are greater in emerging, less developed and developing markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Emerging and developing market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging and developing markets also may face other significant internal or external risks, including a heightened risk of war, or ethnic, religious or racial conflicts. In addition, governments in many emerging and developing market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Investing in emerging and developing market countries involves substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; and currency blockages or transfer restrictions. The securities markets of emerging and developing market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging and developing market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging and developing market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging and developing market countries than in developed countries, all of which can increase fund operating expenses and/or negatively impact fund performance.

Emerging and developing market countries may have different clearance and settlement procedures than in the U.S., and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging and developing market countries, which may result in additional costs and delays in trading and settlement. The inability of the Target Fund to make intended security purchases due to settlement problems or the risk of intermediary or counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Target Fund due to subsequent declines in the value of such portfolio security or, if the Target Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Currency Risk. Foreign securities usually are denominated and traded in foreign currencies, while the Target Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the Target Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund and currency controls or other political and economic developments in the U.S. or abroad.

The Target Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may mitigate the risk of loss from changes in currency exchange rates, but also may reduce or limit the opportunity for gain and involves the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Target Fund.

Derivatives Risk. Investing in derivatives involves investment techniques and risks different from those associated with ordinary securities transactions and may involve increased transaction costs. Each Fund’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce a Fund’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Funds could lose more than the principal amount invested. Derivatives also may not behave as anticipated by the Fund, especially in abnormal market conditions. The use of derivatives may increase the volatility of the Funds’ net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on the Funds’ exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for the Funds to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Funds. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of the Funds to sell or otherwise close-out a derivatives position could expose the Funds to losses and could make such derivatives more difficult for the Funds to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The Funds also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Funds also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter (“OTC derivatives”) do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such OTC derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that the Funds hold, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that the Funds’ hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. Derivatives are subject to fees and other costs which are not reflected in the Annual Fund Operating Expenses table. Derivative instruments may also be subject to the additional risks described below.

Counterparty risk. The risk that each Fund will be subject to credit risk with respect to the counterparties to derivative contracts and other instruments entered into directly by the Fund. Other than to maintain its status as a regulated investment company for U.S. federal income tax purposes, a Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

Leverage Risk. To the extent each Fund’s use of derivatives creates leverage, the value of the Fund’s shares may be more volatile because leverage will amplify the effect of increases or decreases in the value of the Fund’s derivative investments.

Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. Each Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

Futures and forwards risk. In addition to the general risks described above, each Fund’s use of futures and forwards contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. In addition, while futures and forwards contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, each Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Swap risk. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive government regulation. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect a Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Interest rate swap risk. Risks associated with interest rate swaps include changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also may involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may in some cases be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of each Fund may be less favorable than it would have been if the Fund had not used the swap agreement.

Options risk. Options transactions involve special risks that may make it difficult or impossible to close a position when each Fund desires. These risks include the potential lack of a liquid secondary market at any particular time and possible price fluctuation limits. In addition, the option activities of each Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Call and Put Options Risk. A call option obligates the writer (or seller) of the option to sell a specified asset to the holder of the option at a specified price when the holder exercises the option prior to expiration. A put option obligates the writer (or seller) of the option to buy a specified asset from the holder of the option at a specified price when the holder exercises the option prior to expiration. A writer covers an option it has sold by maintaining segregated liquid assets or offsetting transactions, including other options, to cover its obligation under the option it has written. Options are wasting assets and expire, and as a result can expose each Fund to significant losses.

Covered Call Options. By selling a covered call option, each Fund may forego the opportunity to benefit from an increase in price of the underlying asset above the exercise price, but continues to bear the risk of a decline in the value of the underlying asset. A liquid market may not exist for the option. If each Fund is not able to close out the options transactions, the Funds will not be able to sell the underlying asset until the option expires or is exercised.

Covered Put Options. By selling a covered put option, each Fund’s gains are limited to the extent of the premiums received; however, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying asset at a price in excess of the asset’s market value at the time of purchase. A liquid market may not exist for the option. If each Fund is not able to sell or exercise the option, the option would expire worthless and the entire premium would be lost.

Tax Consequences to Writing Covered Call Options Risk. Each Fund expects to generate premiums from its sale of call options. If a call option written by a Fund expires, the Fund will typically realize a short-term capital gain for federal income tax purposes, which usually will be taxable as ordinary income when distributed to shareholders. Transactions involving the disposition of a Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because each Fund will have no control over the exercise of the call options it writes, it may be forced to realize capital gains or losses at inopportune times.

Leverage Risk. To the extent a Fund’s use of derivatives creates leverage, the value of the Fund’s shares may be more volatile because leverage will amplify the effect of increases or decreases in the value of the Fund’s derivative investments.

Financial Services Sector Risk. A Fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund would be. Because the Fund invests significantly in the financial services sector, the Fund may perform poorly during a downturn in the financial services industry. The financial services sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies. The financial services sector may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Financial services companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. The COVID-19 pandemic has had, and may continue to have, a significant negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, historically low interest rates, and potentially the failure of some financial institutions, each of which would reduce investment performance of financial services companies. Future outbreaks of infectious diseases or other natural or manmade disasters could have similar, or even more severe, impacts on the financial services sector.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Initial public offerings are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Acquiring Fund determines to invest in initial public offerings, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an initial public offering are available to the Acquiring Fund. The investment performance of the Acquiring Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Acquiring Fund is able to do so. Securities purchased in initial public offerings which are sold within 12 months after purchase may result in increased short-term capital gains, which will be taxable to the Acquiring Fund’s shareholders as ordinary income when distributed. Certain “special situation” investments are investments in securities or other instruments that are determined to be illiquid or lacking a readily ascertainable fair value.

Short Sale Risk. The larger the Target Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Target Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. To borrow the security, the Target Fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Target Fund may be required to pay in connection with the short sale. In addition, because the Target Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

Non-Diversification Risk. Matters affecting the stock price of a single company in which the Target Fund invests may have a greater impact on the Target Fund’s share price than in a diversified mutual fund. Such non-diversification will increase the volatility of the value of the Target Fund’s portfolio investments.

Portfolio Turnover Risk. Active and frequent trading of the Target Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Target Fund’s performance. A high rate of portfolio turnover is 100% or more.

Cybersecurity Risk. Investment companies, including the Funds, must rely in part on digital and network technologies (collectively, “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber-attacks or failures. As a result, the Funds or their service providers, or the issuers of securities in which the Funds invest, may experience disruptions in business operations that may potentially result in financial losses, the inability of the Funds or Fund shareholders to transact business, the inability of the Funds to calculate a net asset value, violations of applicable privacy and other laws (including unauthorized access to sensitive information about the Funds or their investors), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result. Cyber-attacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access.

Operational Risk. RMB has implemented strategies to address the operating environment created by the COVID-19 pandemic, including a work from home protocol for employees, restricted business travel, and actions to comply with guidance from the World Health Organization, the U.S. Centers for Disease Control and federal and state governments. RMB’s pandemic response strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. It is not possible, however, to predict the impact that natural or manmade disasters, including the COVID-19 pandemic, may have on the ability of RMB’s employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.

Information About The Reorganization

Reasons for the Reorganization

The Target Fund has recently experienced significant underperformance and net shareholder outflows, and is in a temporary defensive posture, as permitted by its prospectus. The Adviser considered the likelihood of the Target Fund achieving and/or maintaining sufficient size for long-term operating viability, and determined that the Acquiring Fund is better positioned for long-term investment growth, operating viability and marketing opportunities than the Target Fund. Further, the Reorganization has the potential to benefit shareholders of both the Target Fund and the Acquiring Fund through increased efficiencies leading to lower Fund operating expenses borne by shareholders. The Reorganization also has the potential to benefit shareholders of the Target Fund by providing a substantially similar investment strategy managed by the same investment adviser, sub-adviser, and portfolio manager, that invests primarily in stocks of companies that are in the financial services sector, without the additional investment risks attendant to the Target Fund’s use of short positions. The Board has approved the Reorganization.

Board Consideration of the Reorganization

At a meeting held on March 25, 2020, the Board, consisting entirely of Independent Trustees, considered the Reorganization as proposed by the Adviser. In evaluating the Reorganization, the Board reviewed materials furnished by the Adviser, and the Adviser responded to questions raised by the Board. The Board also requested additional information from the Adviser regarding the proposed Reorganization and considered the Adviser’s response. The materials considered by the Board included information regarding, among other things, the operations and financial condition of the Funds and the principal terms and conditions of the Reorganization.

In its deliberations, the Board considered the following general factors, among others, in no order of priority:

•	potential benefits of the Reorganization to the shareholders of the Target Fund, and to the Adviser and its affiliates;

•	the current assets of the Target Fund and the Acquiring Fund, the anticipated combined pro forma assets of the Acquiring Fund following the Reorganization and the potential for shareholders to experience immediate economies of scale as well as the greater economies of scale associated with larger mutual funds generally;

•	the identical investment objectives and substantially similar principal investment strategies of the Target Fund and the Acquiring Fund, both of which invest primarily in stocks of companies that are in the financial services sector, and that the Funds’ fundamental investment policies do not differ materially;

•	the historical performance of the Target Fund and the Acquiring Fund, and relative outperformance of the Acquiring Fund, with the understanding that there is no assurance that the Acquiring Fund will achieve any particular level of performance following the Reorganization;

•	the net operating expenses anticipated to borne by shareholders of each share class of the Target Fund and the Acquiring Fund after the Reorganization, which are expected to decline relative to current operating expenses;

•	the likelihood of the Target Fund achieving and/or maintaining sufficient size for long-term operating viability if the Reorganization were not to occur, and the Adviser’s recommendation that the Acquiring Fund is better positioned for long-term investment growth, operating viability and marketing opportunities than the Target Fund;

•	the other service providers to the Target Fund and the Acquiring Fund, which provide identical services to shareholders of the Target Fund and the Acquiring Fund and are not expected to change in connection with the Reorganization;

•	representations of the Adviser that that the Reorganization is not expected to result in any diminution in the level or quality of services currently provided to shareholders;

•	the anticipated federal income tax-free nature of the exchange of Target Fund shares for Acquiring Fund shares in the Reorganization, and other expected federal income tax consequences of the Reorganization;

•	the anticipated brokerage costs and portfolio turnover of the Target Fund and the Acquiring Fund in connection with the Reorganization, which are not expected to be significant;

•	the costs of the Reorganization that will be borne by the Target Fund and the Acquiring Fund, which are limited to the respective amounts of estimated cost savings to be realized by the shareholders of each Fund in the first year following the Reorganization;

•	that the Target Fund and the Acquiring Fund share the same investment advisory agreement with the Adviser and sub-advisory agreement with Mendon, as well as the same portfolio manager;

•	that the Target Fund and the Acquiring Fund are governed by the same Board, which is comprised entirely of Independent Trustees, who are not expected to change in connection with the Reorganization;

•	that the distribution fees payable by the Acquiring Fund pursuant to the distribution plan adopted by the Board pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “12b-1 Plan”) are less than the distribution fees payable by the Target Fund pursuant to the 12b-1 Plan;

•	that the Target Fund’s portfolio securities will be exchanged into the Acquiring Fund’s portfolio at values determined according to the valuation procedures approved by the Board;

•	that the Target Fund has recently experienced significant underperformance and net outflows, and is in a temporary defensive posture, as permitted by its prospectus, and has liquidated its derivatives and short positions; and

•	that Target Fund shareholders may redeem their shares of the Target Fund at any time prior to closing of the Reorganization, or may retain their investment in an alternative mutual fund that invests primarily in common stocks of companies that are in the financial services sector, overseen by the Board and advised by the Adviser and sub-advised by Mendon.

The Board did not identify any single factor that was paramount or determinative, and individual Board members may have weighed various factors differently. During their assessment, the Board met and consulted with independent legal counsel regarding the legal issues involved. After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any potential operating efficiencies or other anticipated benefits of the Reorganization will in fact be realized, the Board, including the Independent Trustees, determined that the Reorganization is in the best interests of the Funds and that the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization. The Board voted unanimously to approve the Reorganization and the related Agreement and Plan of Reorganization.

Agreement and Plan of Reorganization

A form of the Plan is set forth in Exhibit A. The Plan provides that all the assets of the Target Fund will be transferred to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund as of 5:00 p.m. Eastern Time on or about June 19, 2020 or such other date as may be agreed upon by the parties (the “Closing Date”). The class or classes of the Acquiring Fund shares that you will receive in connection with the Reorganization will be the same as the class or classes of the Target Fund shares that you own immediately prior to the closing of the Reorganization.

Prior to the close of business of the New York Stock Exchange (“NYSE”) on the Closing Date, the Target Fund will endeavor to discharge all of its known liabilities and obligations. In addition, prior to the close of business of the NYSE on the Closing Date, for tax reasons, the Target Fund will distribute to its shareholders all of the Target Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) for all taxable periods ending on or before the Closing Date, all of the Target Fund’s net tax-exempt income for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax).

U.S. Bancorp Fund Services, LLC (“USBFS”), the administrative and accounting agent for the Funds, will compute the value of each Fund’s assets, including portfolio securities, as of the close of business on the New York Stock Exchange on the Closing Date. The method of valuation employed will be consistent with the Trust’s Agreement and Declaration of Trust, as amended and restated, and the Trust’s valuation procedures approved by the Board and currently in effect with respect to the Funds. The number of Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets shall be determined with respect to each class by dividing the net assets attributable to such class of the Target Fund by the net asset value per share of the corresponding class of the Acquiring Fund.

Immediately after the closing, the Target Fund will distribute pro rata by class to its shareholders of record as of the time of such distribution the full and fractional shares of the Acquiring Fund received by the Target Fund. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Target Fund’s shareholders on the Acquiring Fund’s share records of its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the appropriate class of the Acquiring Fund due a Target Fund shareholder. All issued and outstanding shares of the Target Fund will be cancelled. After these distributions and the winding up of its affairs, the Target Fund will be terminated.

The Reorganization is subject to the satisfaction or waiver of the conditions set forth in the Plan. The Plan may be terminated (1) by the mutual agreement of the Target Fund and the Acquiring Fund; (2) at or prior to the closing by either party (a) because of a breach by any party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, or (b) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met or waived and it reasonably appears that it will not or cannot be met; (3) upon the occurrence of an event which has a material adverse effect upon the Reorganization; or (4) a determination by the Board that the consummation of the transactions contemplated in the Plan is not in the best interests of the Target Fund or Acquiring Fund.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, the Trust, or its Trustees or officers to any other party, including, without limitation, consequential damages.

Description of the Securities to be Issued

Shareholders of the Target Fund as of the closing will receive full and fractional shares of the Acquiring Fund in accordance with the terms of the Plan. The shares of the Acquiring Fund to be issued in connection with the Reorganization will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. Shares of the Acquiring Fund to be issued in the Reorganization will have no preemptive or conversion rights and no share certificates will be issued.

Costs of the Reorganization

The costs of the Reorganization are expected to be approximately $120,000. These costs represent management’s estimate of professional services fees, trustees’ fees and expenses, and printing costs and mailing charges related to the Reorganization (“Reorganization Expenses”), but do not include portfolio repositioning costs. Because the estimated benefits of the Reorganization, in terms of approximate savings to shareholders realized during the first year following completion of the Reorganization, exceeds the expected Reorganization costs, the Funds will bear the costs of the Reorganization based on each Fund’s respective portion of the projected cost savings during the first year following the Reorganization. Based on each Fund’s net assets as of May 13, 2020, the Reorganization Expenses are estimated as $75,600 allocated to the Target Fund and $44,400 allocated to the Acquiring Fund. The Adviser will pay the Reorganization Expenses (as defined in the Plan) allocated to a Fund to the extent such allocated Reorganization Expenses exceed the Fund’s projected cost savings during the first year following the Reorganization. If the Reorganization is not completed, the Adviser will bear full responsibility for payment of the Reorganization Expenses (which does not include portfolio repositioning costs).

Material Federal Income Tax Consequences

The following discussion summarizes the material federal income tax consequences of the Reorganization that are applicable to you as a Target Fund shareholder. It is based on the Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Prospectus/Information Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local, or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution; broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle, conversion or other integrated transaction; a person with “applicable financial statements” within the meaning of Section 451(b) of the Code; a person who does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for federal income tax purposes.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from the law firm of Vedder Price P.C. substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions with respect to the Reorganization, for federal income tax purposes:

(i)            The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(ii)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(iii)          No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(iv)          No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Plan, of all their shares of the Target Fund solely for Acquiring Fund shares.

(v)           The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Plan will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(vi)          The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.

(vii)         The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(viii)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

No ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If the Reorganization is completed but the IRS or the courts determine, that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Reorganization, the Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax exempt income and realized net capital gain (after reduction for available capital loss carryforwards and excluding certain capital gain on which the Target Fund paid federal income tax), if any, for all periods through the Closing Date. Such distributions will be taxable to shareholders for federal income tax purposes and may include net capital gain from the sale of portfolio assets as discussed below. Even if reinvested in additional shares of the Target Fund, which would be exchanged for shares of the Acquiring Fund in the Reorganization, such distributions will be taxable for federal income tax purposes.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, including sales in connection with the repositioning described below, the tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis (after taking into account any available capital loss carryforwards) will be distributed to the Target Fund’s shareholders as capital gains (to the extent of net long-term capital gain over any net short-term capital loss) or ordinary dividends (to the extent of net short-term capital gain over any net long-term capital loss) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The Target Fund will experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by other capital losses or available capital loss carryforwards. The actual market prices and capital gains or losses experienced by the Acquired Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those recently experienced due to the public health crisis caused by the novel coronavirus known as COVID-19.

The Reorganization will cause the tax year of the Target Fund to close. After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

As of December 31, 2019, for federal income tax purposes, the Target Fund had capital loss carryforwards of $5,711,146, which are not subject to expiration. As of December 31, 2019, for federal income tax purposes, the Acquiring Fund had capital loss carryforwards of $3,353,955, which are not subject to expiration. As of December 31, 2019, for federal income tax purposes, the Target Fund had net unrealized gains of $13,964,023. These figures may change significantly by the date of the Reorganization.

In addition, shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

The amount of the Acquiring Fund’s shareholder distributions may be reduced by any unused capital loss carryforwards available to the Acquiring Fund. After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or Acquiring Fund’s pre-Reorganization capital losses, including these carryovers, may be limited. If you invest in a Fund through a tax-advantaged account, such as an IRA, you will generally not be subject to tax on dividends and distributions from the Fund.

Tracking Your Basis and Holding Period. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. However, mutual funds must report cost basis information to you and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”). Cost basis reporting by a mutual fund is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.

This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues. You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.

Pro Forma Capitalization

The following table sets forth the net assets, number of shares outstanding, and net asset value (“NAV”) per share, assuming the Reorganization occurred as of December 31, 2019. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after giving effect to the Reorganization and assuming the Reorganization occurred as of December 31, 2019. These numbers may differ as of the closing date of the Reorganization.

	RMB Mendon Financial Long/Short Fund	RMB Mendon Financial Services Fund	Pro Forma Adjustments*	Pro Forma RMB Mendon Financial Services Fund After Reorganization
Net Assets (all classes)	$87,094,426	$386,714,833	$(120,000)	$473,689,259
Class A
Net assets	$25,727,970	$117,615,402	$(35,585)	$143,307,787
Shares outstanding	1,603,353	2,820,396	(986,926)	3,436,823
Net asset value per share	$16.05	$41.70	—	$41.70
Class C
Net assets	$12,209,242	$34,796,905	$(13,591)	$46,992,556
Shares outstanding	832,002	930,443	(503,803)	1,256,642
Net asset value per share	$14.67	$37.40	—	$37.40
Class I
Net assets	$49,157,214	$234,302,526	$(70,824)	$283,388,916
Shares outstanding	3,019,665	5,527,555	(1,861,002)	6,686,218
Net asset value per share	$16.28	$42.39	—	$42.39

*	Pro Forma Adjustments reflect the Reorganization Expenses allocated to each Fund (which does not include costs associated with portfolio repositioning).

The Funds’ Management

The Funds have the same investment adviser, RMB Capital Management, LLC (previously defined as “RMB” or the “Adviser”), and the same sub-adviser, Mendon Capital Advisors Corp. (previously defined as “Mendon” or the “Sub-Adviser”). The same portfolio manager, Anton Schulz of Mendon, is primarily responsible for the day-to-day management of each Fund’s portfolio.

The Investment Adviser

The Funds’ investment adviser is RMB, located at 115 South LaSalle Street, 34th Floor, Chicago, Illinois, 60603. The Adviser was founded in 2005. RMB is an independent diversified financial services firm with approximately $7.7 billion in assets under management, as of March 31, 2020, that provides advisory and investment services to individuals, institutions and employers, utilizing both internally and externally managed investment products. RMB commenced service as the investment adviser to each Fund effective July 1, 2016. RMB is a wholly-owned subsidiary of RMB Capital Holdings LLC.

Pursuant to an investment advisory agreement, the Adviser is responsible for managing the investment and reinvestment of each Fund’s assets in accordance with the Fund’s investment objective and policies, including economic research, industry and company analysis, the purchase and sale of portfolio securities and maintaining books and records of the Fund. The Adviser also has overall responsibility for the general management of the Funds’ operations, including arranging for and assisting the Board with oversight of the services provided by third party service providers. In return for its services, the Adviser receives a fee from each Fund.

The Target Fund pays a management fee consisting of a basic annual fee of 0.90% of the Fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%. The Target Fund’s basic fee is subject to an upward or downward adjustment depending on whether and to what extent the investment performance of the Target Fund’s Class A shares for the performance period exceeds, or is exceeded by, the record of its benchmark, the KBW Bank Index (the “Index”), over the same period. The performance period consists of the current month and the prior 35 months (“performance period”). Each percentage point of performance difference between the Target Fund and the Index (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.01. Accordingly, the maximum annualized adjustment rate for the Target Fund is +/- 0.10. This performance comparison is made at the end of each month. One twelfth of this rate is then applied to the average daily net assets of the Fund over the entire performance period, giving a dollar amount (the “Performance Adjustment”) that is added to (or subtracted from) the Target Fund’s basic fee.

The Target Fund’s performance is calculated based on the NAV of the Fund’s Class A shares. For purposes of calculating the Performance Adjustment, any dividends or capital gain distributions paid by the Fund are treated as if they were reinvested in Class A shares at the NAV as of the payment date. The record for the Index is based on change in value, and any dividends paid on the securities that comprise the Index are treated as if they were reinvested on the ex-dividend date. The management fee paid is the dollar amount calculated for the performance period. If the investment performance of the Fund’s Index during the Performance Period exceeded the performance record of the Fund, the dollar amount of the Performance Adjustment would be deducted from the basic fee. To the extent the Adviser reimburses (or recoups) expenses pursuant to the expense limitation agreement, the Target Fund’s performance will be improved (or worsened) which could impact the Performance Adjustment. The basic fee is computed and accrued daily, the Performance Adjustment is calculated once each month and the entire management fee is paid monthly.

Following the Reorganization, Target Fund shareholders, as shareholders of the Acquiring Fund, will be subject to the management fee of the Acquiring Fund at an annual rate of 0.75% of the Acquiring Fund’s average daily net assets.

The Adviser is named as a defendant in a lawsuit filed in the Circuit Court of Cook County, Illinois on April 8, 2020 relating to privately offered hedge funds that are also defendants in the suit. The privately offered hedge funds are not part of RMB Investors Trust (previously defined as the “Trust”) of which the Funds are each a series. The Trust, the Funds and the Sub- Adviser are not parties to the suit, and the Adviser does not believe that the suit is likely to have any material adverse effect on its ability to provide services to the Funds under the investment advisory agreement.

With respect to the Funds, the Adviser has entered into an agreement with Mendon, which has been approved by the Board and each Fund’s shareholders, pursuant to which Mendon will provide the Funds with investment advice, consistent with the Funds’ respective investment objective and policies, subject to the oversight of the Adviser. The Adviser pays a sub-advisory fee to Mendon out of the Adviser’s own assets. No Fund is responsible for paying any portion of the sub-advisory fee to Mendon.

The Sub-Adviser and Portfolio Manager

Mendon is a registered investment adviser incorporated in the State of Delaware. Mendon’s principal office is located at 150 Allens Creek Road, Rochester, New York 14618. Mendon has been providing investment advisory services that focus on the financial services industry since 1996 and has served as the Acquiring Fund’s sub-adviser since its inception in 1999 and as the Target Fund’s sub-adviser since its inception in 2004. For services provided to these Funds, the Adviser (and not the Funds) pays the sub-adviser at the rates set forth in the sub-advisory agreement.

Anton Schutz is primarily responsible for the management of the Funds’ portfolios.

Anton Schutz is President and Portfolio Manager of Mendon (since 1996), and has been responsible for the day-to-day management of the Acquiring Fund’s and the Target Fund’s investment portfolio since their inceptions in 1999 and 2004, respectively.

The SAI provides additional information about the portfolio manager, including information relating to the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in each Fund.

Advisory and Sub-Advisory Agreement Approval

A discussion regarding the basis for the Board’s approval of the (1) investment advisory agreement between the Trust, on behalf of the Funds and the Adviser, and (2) investment sub-advisory agreement between the Adviser and Mendon, is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2019.

Expense Limitation Agreement

From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund’s expenses to a specified percentage of average daily net assets. With respect to the Acquiring Fund, the Adviser has contractually agreed to waive all or a portion of its management fees and reimburse other expenses to the extent required so that the Fund’s Total Annual Fund Operating Expenses do not exceed amounts specified for each share class. With respect to the Target Fund, the Adviser has contractually agreed to reimburse the Fund’s “Other Expenses” to the extent required so that such Other Expenses do not exceed amounts specified for each share class. The table below sets forth the expense limits agreed to by the Adviser for the Funds and share class, as a percentage of the Fund’s average daily net assets. For both Funds, the expense limitation agreement excludes the following expenses for purposes of determining a Fund’s expense levels and the Adviser’s waiver and reimbursement obligations: interest, taxes, brokerage commissions and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation). The Adviser and the Board have determined that expenses associated with the Reorganization are extraordinary expenses that are not subject to the Funds’ expense limitation agreements.

The table below sets forth the expense limits agreed to by the Adviser for each Fund and share class, as a percentage of the Fund’s average daily net assets.

	Target Fund’s Limit on Other Expenses	Acquiring Fund’s Limit on Total Annual Fund Operating Expenses
Class A	0.65%	1.80%
Class C	0.65%	2.55%
Class I	0.65%	1.55%

The Adviser’s expense waiver and reimbursement obligations under the agreement are determined monthly, based on each Fund’s annualized expenses for the month. The Expense Limitation Agreement will remain in effect through June 30, 2021, unless its continuance is approved by all parties to the agreement, and cannot be terminated prior to June 30, 2021 without the approval of the Board. There can be no assurance that the Expense Limitation Agreement will be continued, or that any other similar agreement will be effective, after June 30, 2021.

The expense limits will not apply to interest charges on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses within the meaning of Form N-1A under the 1940 Act, short sale dividends, extraordinary expenses not incurred in the ordinary course of a Fund’s business (e.g., litigation and indemnification), and any other costs and expenses that may be approved by the Board.

The Adviser may recoup from a Fund fees and expenses waived and reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of three years following the date on which the waiver or reimbursement occurred, provided that such recoupment does not cause the Fund to exceed the expense limits in effect at the time of the waiver/reimbursement or recoupment. The Acquiring Fund has no previously waived or reimbursed expenses subject to recoupment by the Adviser. Any Target Fund expenses that were previously waived or reimbursed by the Adviser and that are subject to recoupment by the Adviser as of the date of the Reorganization are not transferrable to the Acquiring Fund and therefore the Adviser will not be able to recoup those amounts from the Funds following completion of the Reorganization.

The table below sets forth the management fees paid by the Funds for the fiscal year ended December 31, 2019, taking into account the Expense Limitation Agreement in effect with the Adviser.

	Contractual Management Fee Rate for Fiscal Year Ended 12/31/19	Actual Management Fee Rate (after Expense Limits for Fiscal Year Ended 12/31/19)
Target Fund	0.80%[1]	0.80%[2]
Acquiring Fund	0.75%	0.75%

1	The Target Fund pays a management fee consisting of a basic annual fee of 0.90% of the Fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00% of average daily net assets based on the performance of the Fund as compared to the KBW Bank Index. For the fiscal year ended December 31, 2019, the Target Fund’s management fee rate (after the performance adjustment but prior to contractual reimbursements or recoupments) was 0.80%.

2	To the extent the Adviser reimburses (or recoups) expenses pursuant to the Expense Limitation Agreement, the Target Fund’s performance will be improved (or worsened) which could impact the performance adjustment.

Other Service Providers

The Funds have the same service providers. Upon completion of the Reorganization, the Acquiring Fund will continue to engage its existing service providers, as set forth in the chart below.

Service Providers
Principal Underwriter	Foreside Fund Services, LLC
Administrator & Fund Accountant	U.S. Bancorp Fund Services, LLC
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Custodian	U.S. Bank, National Association
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP

Distributor

Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of the shares of the Funds effective beginning February 16, 2016 and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101 (the “Distributor”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Adviser, the Sub-Adviser or their affiliates.

Administrator & Fund Accountant

USBFS located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator for all of the Funds pursuant to the Fund Services Administration Agreement. USBFS also acts as fund accountant under a separate agreement. USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of the Fund’s shares. For the fiscal year ended December 31, 2019, the Target Fund and the Acquiring Fund paid USBFS $11,514.69 and $11,508.23, respectively, in administration and fund accounting fees.

Transfer Agent and Dividend Paying Agent

BNY Mellon Asset Servicing, located at 4400 Computer Drive Westborough, Massachusetts 01581, is the transfer and dividend paying agent for the Trust.

Custodian

U.S. Bank National Association is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust. The Custodian’s address is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

additional information about the funds’ investment strategies

Target Fund. With respect to the Target Fund’s principal investment strategy that includes taking ‘‘short’’ positions in equities, when taking ‘‘short’’ positions the Fund borrows the security from a third party and sells it at the then current market price. A ‘‘short’’ equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Selling short may serve to hedge the Fund’s long portfolio in periods of market decline and to use negative information about companies gained from the sub-adviser’s research to the Fund’s advantage. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself. Because of the way the sub-adviser constructs the Fund’s portfolio, there may be times when the Fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of geographic regions.

Acquiring Fund. Ordinarily, the Acquiring Fund’s portfolio will be invested primarily in common stocks. In selecting stocks, the Fund’s sub-adviser uses a combination of growth and value criteria. Growth criteria include such items as capable management, attractive business niches, sound financial and accounting practices and/or demonstrated ability to sustain growth in revenues, earnings and cash flow. Value criteria include companies that appear to be undervalued based on their balance sheets or individual circumstances, temporarily distressed, or poised for a merger or acquisition.

The Fund may also invest in companies that may experience unusual and possibly unique developments, or “special situations,” which may create a special opportunity for significant returns. Special situations include: significant technological improvements or discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company. These companies are deemed “special situations.” Special situations include companies going through reorganizations, recapitalizations, mergers, spin-offs or facing resolutions of litigation, management team changes or important technological improves or discoveries

Target Fund and Acquiring Fund. Hedges — Each Fund may use futures and options on securities, indices and other derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions.

Portfolio Construction — Mendon constructs each Fund’s portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the Fund’s portfolio on a stock-by-stock basis. The sub-adviser attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Each potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the sub-adviser constructs the Fund’s portfolio, there may be times when the Fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.

For purposes of selecting investments, the Funds define the financial services sector broadly. It includes (but is not limited to) the following:

•	Banks

•	Insurance companies

•	Consumer and commercial finance companies

•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Financial conglomerates

•	Financial technology companies

•	Real Estate Investment Trusts

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. Long put option purchases allow the option holder to sell or “put” the underlying security at the contract strike price at a future date. If the price of the underlying security declines in value, the value of the long put option increases. Options are wasting assets and expire, and as a result can expose the Fund to significant loss.

The Funds’ use of derivatives will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s net asset value per share to be volatile.

Temporary Defensive Positions. For temporary and defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. Government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes) and repurchase agreements. A Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. A Fund will not be achieving its investment objective to the extent it takes a temporary defensive position.

Disclosure of Portfolio Holdings. A full schedule of portfolio holdings for each Fund current as of month-end, is available on the Funds’ website at www.rmbfunds.com approximately 30 days after the end of each month. This information will remain available on the website at least until the date on which the Funds file a Form N-CSR or Form N-Q (to be replaced by Form – N-PORT) with the SEC for the period or date that includes the date as of which the information is current. The Trust may suspend the posting of this information or modify this policy without notice to shareholders. A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio securities is available in the SAI.

Understanding fund Fees and expenses

Shareholder Fees

The following definitions may be helpful in understanding the Funds’ shareholder fees:

“Front-End Sales Charge.” An amount charged for the sale of Class A shares and reflected in the asked or offering price.

“Asked or Offering Price.” The price at which a Fund’s shares may be purchased. The asked or offering price includes the current net asset value per share (“NAV”) plus any front-end sales charge.

“Contingent Deferred Sales Charge or CDSC.” A fee imposed when certain shares are redeemed during the first one or two years of ownership. Please refer to “Choosing a Share Class” for further information on alternative purchase arrangements.

Fund Expenses

The following definitions may be helpful in understanding Fund expenses:

“Management Fees.” Fees paid to the Adviser for the supervision of a Fund’s investment program.

“Distribution and Shareholder Servicing (Rule 12b-1) Fees.” Pursuant to Rule 12b-1 under the 1940 Act, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should take Rule 12b-1 fees into account when choosing a Fund and share class.

“Other Expenses.” Fees paid by the Fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

Choosing a share class

The information in this section applies to shares of the Acquiring Fund. The Acquiring Fund is offering the following classes of shares pursuant to this Prospectus/Information Statement and the SAI: Class A, Class C, and Class I.

Each class of shares has different sales charges and distribution fees. You will not pay any sales load, commission, or other similar fee in connection with the shares you will receive in the Reorganization. However, additional purchases, exchanges and redemptions of shares of a Fund will be subject to any sales loads, commissions, and other similar fees applicable to the Fund.

Exhibit D sets forth additional information regarding: How to Buy Shares, How to Exchange and Redeem Shares, and Transaction Policies. Information about the manner in which the Funds offer shares is also set forth below. Information relating to eligibility to invest in a particular share class, minimum investment amounts, investor services, and sales charge reductions and waivers applies if you are transacting directly with the Funds. Shares of the Funds are also available through certain financial intermediaries, such as a bank or broker-dealer. If you invest through an intermediary, you are not transacting directly with a Fund and you must follow that intermediary’s transaction procedures which may include different requirements to invest in a particular share class, minimum investment amounts, investor services, and sales charge reductions and waivers. Your intermediary may impose charges for its services in addition to the fees charged by the Funds. You should consult with your intermediary for information regarding its conditions, procedures, and fees for transacting in Fund shares. The Funds are not responsible for the implementation of any intermediary’s transaction procedures or sales charge reductions and waivers.

Class A Sales Charges and Fees

•	The front-end sales charge varies based on the amount you invest and is included in the offering price. See schedule of sales charge breakpoints below.
•	Rule 12b-1 fee of 0.25% annually of average NAV for the Acquiring Fund.

The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Funds. The amount of front-end sales charge is shown as a percentage of (1) the offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

You will not pay any front-end sales charge in connection with the shares you will receive in the Reorganization.

	Sales Charge as a % of
Amount Invested	Offering Price	Net Amount Invested
less than $50,000	5.00%	5.26%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	4.00%	4.17%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and above	—	—

Waiver of Class A Sales Charge. Under certain conditions, as noted below, the following investors can buy Class A shares without a sales charge:

•	Officers, directors, trustees, employees of the Adviser, the Distributor, certain other service providers and any of their affiliated companies, and immediate family members of any of these people

•	Employer-sponsored retirement plans having more than 25 eligible employees or a minimum of $250,000 in plan assets

•	Employees of dealers that are members of the Financial Industry Regulatory Authority, members of their immediate families, and their employee benefit plans

•	Certain trust companies, bank trust departments and investment advisers that invest on behalf of their clients and charge account management fees

•	Participants in no-transaction fee programs of discount brokerages that maintain an omnibus account with the Trust

•	Individuals investing distributions from tax-advantaged savings and retirement plans

•	All retirement plan transfer of assets established directly with the Trust utilizing BNY Mellon Investment Services as the plan’s custodian

•	Shares purchased with reinvested dividends

Ways to Reduce Sales Charges

Under certain conditions, investors can reduce or eliminate sales charges on Class A shares provided that sufficient identifying information is supplied at the time of each purchase.

Combined Purchase. Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate. You may request that your total aggregate purchase in all Funds, regardless of share class, be taken into consideration when calculating your total purchase for purposes of determining the applicable sales load.

Right of Accumulation. If you, your spouse or any children under the age of 21 already hold shares of any Fund, the sales charge rate on additional purchases of Class A shares can be based on the total current NAV of your aggregate holdings in all Funds. You may request that your aggregate shares held in all Funds, regardless of share class, be taken into consideration when calculating your combined total.

Letter of Intent. This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

Please Note: You must advise your dealer, the transfer agent or the Fund that you believe you qualify for a reduction and/or waiver in sales charges at the time of each purchase in addition to providing proof of your eligibility. Failure to provide such notification and proof may result in the assessment of a sales load that you otherwise would not have been required to pay. This sales charge information is also available free of charge on the Funds’ website at www.rmbfunds.com.

Class C Sales Charges and Fees

•	CDSC of 1.00% for a purchase to redemption period of less than one year. The CDSC is calculated from the NAV of the shares redeemed at the time of purchase or sale, whichever is lower. No sales charge thereafter.
•	Rule 12b-1 fee of 0.75% and shareholder service fee of 0.25% annually of average daily NAV.
•	Maximum purchase $500,000.

Class C shares are sold at NAV, without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Any CDSC applicable to your shares of the Target Fund will not be incurred as a result of your shares being exchanged for shares of the Acquiring Fund pursuant to the Reorganization, and the holding period applicable to your Target Fund shares for purposes of the CDSC will carry over to the shares of the Acquiring Fund that you receive in the Reorganization.

Shares not subject to a CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

•	Represent increases in the NAV above the net cost of the original investment

•	Were acquired through reinvestment of dividends or distributions

•	Class C shares do not convert to any other class of shares

Waiver of Class C Sales Charge. CDSCs will be waived on redemptions of Class C shares in connection with:

•	Distributions from certain employee tax-qualified benefit plans

•	The shareholder’s death or disability

•	Withdrawals under an automatic withdrawal plan, provided the annual withdrawal is less than 10% of your account’s original value

Class I Shares

You may buy Class I shares without paying a sales charge. The Class I shares are available to all investors directly from the Trust or through a financial intermediary, including but not limited to, financial advisors, retirement plans, broker-dealers and bank trust departments. To meet the minimum initial investment amount described in Exhibit D, investors may consider aggregating multiple accounts with common ownership and financial advisors may consider aggregating multiple client accounts within the Trust. Class I share accounts offered through a service organization may meet the minimum initial investment amount by aggregating multiple accounts within the Trust. Exceptions to the Class I share investment minimums may apply for qualified retirement plans and other account types with lower or no networking and/or omnibus fees charged to the Trust. The Trust reserves the right to change the amount of minimums through service organizations from time to time or to waive them in whole or in part.

Holders through Financial Intermediaries: Investors who hold Class I shares of the Funds through a fee-based program at a financial intermediary but who subsequently become ineligible to participate in the program, withdraw from the program, or change to a non-fee based program, may be subject to conversion of their Class I shares by their financial intermediary to another class of shares of the Funds having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion. Investors do not pay a sales charge, including a CDSC, upon the conversion of their Class I shares to Class A shares. Such conversions are not expected to be a taxable event for federal income tax purposes. Investors are not charged a redemption/exchange fee by the Fund.

Calculation of Net Asset Value

Each Fund calculates the NAV of each class as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on each business day that the NYSE is open for regular trading. The NYSE is not open, and the Funds will not calculate an NAV or be available for purchase, redemption, or exchange, on certain national holidays. If the NYSE closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received by the Trust’s transfer agent before the regular close of the NYSE will be executed at the offering price calculated at that day’s closing.

The NAV of each class of a Fund is the total value of its assets attributable to a class less its liabilities attributable to that class, divided by the total number of outstanding Fund shares of that class. Each Fund values the securities in its portfolio on the basis of official closing or last reported sale prices on the security’s primary exchange, the mean of the closing or last reported bid and ask prices for the security and valuations provided by independent pricing services. In addition, the values of foreign securities denominated in non-U.S. dollar currencies will be converted to U.S. dollars utilizing foreign exchange rates in effect as of the time established for determining the respective Fund’s NAV. Short-term debt securities are valued at amortized cost, subject to Board oversight. When valuations from such pricing sources are not readily available or determined by the Adviser to be unreliable, a Fund will use a security’s fair value as determined pursuant to procedures approved by the Board using the methodology set forth in the procedures and deemed most appropriate under the circumstances. When fair valuation is used to price securities, the values for those securities may be higher or lower than values used by another fund to price the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Trust’s use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Trust’s process may not be effective in preventing to prevent short-term NAV arbitrage trading.

Distribution And Shareholder SERVICE FEES

The Trust has adopted a plan on behalf of the Funds pursuant to Rule 12b-1 of the 1940 Act (previously defined as the “12b-1 Plan”) which allows the Funds to pay distribution and shareholder service fees for the sale and distribution of its Class A shares and the maintenance of shareholder accounts. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

For Class A shares of the Acquiring Fund, the maximum annual fee payable to the Distributor for such distribution and/or shareholder services is 0.25% of the average daily net assets of such shares. For Class A shares of the Target Fund, the maximum annual fee payable to the Distributor for such distribution and/or shareholder services is 0.30% of the average daily net assets of such shares, provided, however, that the portion of such fee used to cover shareholder services and expenses shall not exceed 0.25% per annum of the average daily net asset value of the Class A shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution and shareholder services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Since these fees are paid out of each Fund’s assets attributable to that Fund’s Class A shares and Class C shares, respectively, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares and Class C shares will be reduced by the amount of distribution and service fees and other expenses of the Fund associated with that respective class of shares. The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or services provided by such persons to the Fund. Payments under the 12b-1 Plan are not tied exclusively to expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

The Adviser is entitled to retain all fees related to the 12b-1 Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of up-front commissions paid for Class C shares. Financial intermediaries will become eligible for compensation under the 12b-1 Plan beginning in the 13th month following the purchase of Class C shares, although the Distributor or Adviser may, pursuant to a written agreement between the Distributor or Adviser and a particular financial intermediary, pay such financial intermediary these fees prior to the 13th month following the purchase of Class C shares. Up-front payments to broker-dealers or financial advisors are financed solely by the Adviser and are not financed by investors or the Fund. The Adviser also receives any contingent deferred sales charges paid with respect to Class C shares.

Payments to Financial Intermediaries

From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Funds.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Funds through omnibus accounts.  In some circumstances, the Funds may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Funds would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Funds.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to a Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Funds.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Funds with “shelf space” or access to a third-party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of a Fund held by the Financial Intermediaries or other factors agreed to by the parties.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

federal income tax considerations and Distributions

Each Fund has elected, qualified, and intends to continue to qualify for each taxable year as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets. If each Fund meets all such requirements, each Fund will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to shareholders in accordance with the timing and other requirements of the Code. If a Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level, and when such income is distributed to a further tax at the shareholder level.

Each Fund pays dividends and distributions, if any, as described in the table below. If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

Type of Distribution	Declared & Paid	Federal Income Tax Status
Dividends from Net Investment Income	annually	ordinary income or qualified dividend income
Short-term capital gains	annually	ordinary income
Long-term capital gains	annually	long-term capital gain

Unless you notify your Fund otherwise, your income and capital gains distributions from the Fund will be reinvested in that Fund. However, if you prefer you may:

•	Receive all distributions in cash or

•	Reinvest capital gains distributions but receive your income distributions in cash

After the Reorganization, shareholders of the Target Fund will continue to receive income and capital gains distributions, if any, from their shares of the Acquiring Fund in the same manner (i.e., in cash or additional Acquiring Fund shares) in which they received distributions from the Target Fund, although they may, after the Reorganization, change their election regarding receipt of distributions from the Acquiring Fund. Target Fund shareholders who wish to change their election before the Reorganization should refer to the Target Fund’s prospectus or contact the financial intermediary through which they purchased their shares. After the Reorganization, shareholders of the Target Fund who have their dividends or distributions reinvested will have dividends or distributions received from the Acquiring Fund reinvested in the same class of shares of the Acquiring Fund as they owned in the Target Fund.

Your distributions are generally taxable when they are paid, whether you take them in cash or reinvest them in additional shares. If you invest in a Fund through a tax-advantaged account, such as an IRA, you will not be subject to federal income tax on dividends and distributions from the Fund or the sale of the Fund shares if those amounts remain in the tax-advantaged account and the Fund shares were not financed with borrowings. However, withdrawals from a tax-advantaged account may be subject to taxes.

Distributions from a Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) are generally taxable for federal income tax purposes either as ordinary income or, if so reported by a Fund in written statements furnished to its shareholders and certain other conditions are met, as “qualified dividend income” taxable to individual and other non-corporate shareholders at long-term capital gain rates.

Generally, distributions attributable to long-term capital gains will be taxable as long-term capital gain, and distributions attributable to short-term capital gain will be taxable as ordinary income. The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains is currently 23.8% (which includes a 3.8% Medicare tax discussed below).

A Fund may also pay dividends and distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Distributions generally are taxable in the year you receive them. However, in some cases, distributions you receive in January are taxable as if they were paid during the previous year.

Each Fund issues Form 1099 tax information statements recording all distributions and redemptions for the preceding year. These forms are mailed to shareholders and to the IRS each year. Any shareholder who does not supply a valid taxpayer identification number or make certain required certifications to the Funds may be subject to federal backup withholding.

It is generally a taxable event for federal income tax purposes whenever you redeem shares or exchange shares of a Fund for shares of another Fund. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange. Any gain or loss you realize upon a redemption or exchange of shares of a Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gain is taxable at ordinary income tax rates for federal income tax purposes. Any loss realized on sales or exchanges of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received with respect to such shares. Your ability to utilize capital losses for federal income tax purposes may be limited.

An additional 3.8% Medicare tax is imposed on certain net investment income (including income dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

You should consult your tax adviser about your own particular tax situation. Please refer to the SAI for additional information on the tax implications of your investment in the Fund.

Buying Shares Before a Distribution

The money a Fund earns, either as income or as capital gains, is reflected in its share price until the Fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash. If you buy Fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the Fund makes its distribution. Investments in tax-advantaged accounts are not affected by the timing of distribution payments because generally there are no tax consequences on distributions to these accounts.

Backup Withholding

When you fill out your application form, be sure to provide your social security number or taxpayer ID number. Otherwise, the IRS will require each Fund to backup withhold at a rate of 24% on all dividends, distributions, sales proceeds and any other payments to you from the Fund. In certain circumstances, the IRS may also require a Fund to backup withhold even when an appropriate number has been provided by a shareholder.

Cost Basis Reporting

A Fund (or its agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold or exchanged on or after that date. The Funds have selected average cost as the default cost basis method. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them. If you wish to select another cost basis method, please contact the Funds for further information.

Additional Information

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act, and in accordance therewith files reports and other information including proxy materials, information statements and charter documents with the SEC. Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet website at http://www.sec.gov. You may obtain copies of these reports and other information, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov.

information on shareholders’ rights

The following is a summary of the material rights of shareholders of the Funds, but does not purport to be a complete description of these rights. The rights of shareholders of each Fund may be determined in full by reference to the Delaware Code – Treatment of Delaware Statutory Trusts and the Trust’s Agreement and Declaration of Trust, as amended and restated (the “Declaration of Trust”) and Amended and Restated By-Laws, copies of which are available upon request and without charge by contacting the Funds at (800) 462-2392. Further information about the Trust’s governance structure is contained in the SAI and the Trust’s governing documents, which are on file with the SEC.

The Trustees are responsible for the management and supervision of the Funds. The Agreement and Declaration of Trust, dated August 20, 1998, as amended (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, with a par value of $0.10 per share or such other amount as the Trustees may establish. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the share of the Funds, or any other series of the Trust, into one or more classes.

Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and non- assessable. In the event of liquidation of a Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to such shareholders. Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.

Form of Organization. The Trust is a statutory trust organized on August 20, 1998 under Delaware law.

Issuance of Shares and Capital Stock. The Trustees have full power and authority, in their sole discretion and without obtaining shareholder approval unless otherwise required by applicable federal law, to issue original or additional shares at such times and on such terms and conditions as they deem appropriate; to issue fractional shares and shares held in the treasury of the Trust; to establish and to change in any manner shares of any series or classes with such preferences, terms of exchange or conversion, voting powers, rights and privileges as the Trustees may determine (but the Trustees may not change outstanding shares in a manner materially adverse to the shareholders of such shares); to divide or combine the shares of any series or classes into a greater or lesser number; to classify or reclassify any issued or unissued shares of any series or classes into one or more series or classes (whether the shares to be classified or reclassified are issued and outstanding or unissued and whether such shares constitute part or all of the shares of such series or class); to abolish any one or more series or classes of shares; to issue shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses; and to take such other action with respect to the shares as the Trustees may deem desirable.

Authorized Capital Shares. The number of shares of each series and class is unlimited and each share shall have a par value of $0.10 per share or such other amount as the Trustees may establish.

Preemptive, Subscription and Other Rights. When issued, shares are fully paid and non- assessable with no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust. There shall be no cumulative voting in the election of Trustees.

Annual Shareholder Meetings. Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. .

Calling Shareholder Meetings. Meetings of shareholders of the Trust or a series or class thereof shall be held as provided in the Declaration of Trust at such place within or without the State of Delaware as the Trustees shall designate, and meetings shall be called and notice thereof shall be given as provided in the Trust’s By-Laws.

Notice of Shareholder Meetings. Notice of all meetings of the shareholders, stating the time, place and purpose(s) of the meeting, given by the Trustees by mail or telegraphic or electronic means to each shareholder at his address as recorded on the register of the Trust mailed at least (10) days and not more than ninety (90) days before the meeting, provided, however, that notice of a meeting need not be given to a shareholder to whom such notice need not be given under the proxy rules of the SEC under the 1940 Act and the Exchange Act.

Record Date. The Trustees may fix in advance a date up to 120 days before the date of any Shareholders’ meeting as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting.

Right to Vote. Shareholders have power to vote only with respect to (a) the election of Trustees as; (b) the removal of Trustees; (c) any investment advisory or management contract entered into, unless a shareholder vote is not required pursuant to the provisions of the 1940 Act or any rule, regulation or order of the SEC thereunder; (d) any termination of the Trust (e) the amendment of the Declaration of Trust; and (f) such additional matters relating to the Trust as may be required or authorized by law, the Declaration of Trust, or the By-Laws or any registration of the Trust with the SEC or as the Trustees may consider desirable.

Number of Votes. In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times NAV) will be entitled to one vote on any matter on which such shares are entitled to vote.

Shareholder Approval. Except when a larger vote is required by law, the Declaration of Trust or the By-Laws, a majority of the outstanding shares voting at a shareholders’ meeting in person or by proxy shall decide any matters to be voted upon with respect to the entire Trust and a plurality of such outstanding shares shall elect a Trustee; provided, that if the Declaration of Trust or applicable law permits or requires that shares be voted on any matter by individual series or classes, then a majority of the outstanding shares of that series or class voting at a shareholders’ meeting in person or by proxy on the matter shall decide that matter insofar as that series or class is concerned.

Shareholder Liability. The Delaware statute provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series. The Delaware statute also provides for the governing documents of the Trust to be amended to expand or limit shareholder liability. The Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series. The Declaration of Trust further states that shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

Trustee and Officer Liability: Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in the Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Indemnification. Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the Trust to the same extent as shareholders of a private, for-profit Delaware corporation.

If any shareholder or former shareholder of any series is personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a Fund is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business and the nature of its assets, we believe the risk of personal liability to a shareholder is remote.

The Trust will indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust or any Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Amendments to By-Laws. The By-Laws may be altered, amended or repealed, or new By-Laws may be adopted by (a) vote of a majority of the outstanding shares voting in person or by proxy at a meeting of shareholders and entitled to vote or (b) by the Trustees; provided, however, that none of the By-Laws may be amended, adopted or repealed by the Trustees if such amendment, adoption or repeal requires, pursuant to law, the Declaration of Trust or the By-Laws, a vote of the shareholders.

Amendments to Declaration of Trust. Trustees may, without any shareholder vote, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated trust instrument; provided, that shareholders shall have the right to vote on any amendment (a) which would affect the voting rights of shareholders, (b) to Section 7 of the Declaration of Trust, (c) required to be approved by shareholders by law or by the Trust’s registration statement(s) filed with the SEC, and (d) submitted to them by the Trustees in their discretion. Any amendment submitted to shareholders which the Trustees determine would affect the shareholders of any series shall be authorized by vote of the shareholders of such series and no vote shall be required of shareholders of a series not affected. Notwithstanding anything else therein, (i) any amendment to Article IV of the Declaration of Trust which would have the effect of reducing the indemnification or other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to shareholders or former shareholders, and any repeal or amendment of this sentence shall each require the affirmative vote of the holders of two-thirds of the outstanding shares of the Trust entitled to vote thereon and (ii) no amendment to Article IV of the Declaration of Trust that would have the effect of reducing the indemnification or other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to shareholders or former shareholders shall be effective with respect to any acts or omissions of any such persons occurring or otherwise relating to any time period prior to the adoption of such amendment or shall otherwise have any retroactive effect.

Shareholder Information

Exhibit C to this Prospectus/Information Statement lists the name, address, and percent ownership of each person who, as of April 30, 2020, to the knowledge of each Fund, owned 5% or more of the outstanding shares of a class of the respective Fund. Exhibit C also lists those shareholders that would have owned 5% or more of the outstanding shares of a class of the combined Fund had the Reorganization taken place on April 30, 2020.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report with respect to the Target Fund and the Acquiring Fund has been incorporated by reference into this Prospectus/Information Statement in reliance upon the report of Tait, Weller & Baker LLP, located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania, 19102, the independent registered public accounting firm for each Fund, given on their authority as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters in connection with the issuance of the Acquiring Fund’s shares will be passed upon by Vedder Price P.C., located at 222 N. LaSalle Street, Chicago, Illinois 60601.

Financial Highlights

These Financial Highlights tables are intended to help you understand each Fund’s financial performance over the past five years. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in that fund, assuming reinvestment of all dividends and distributions. The Board approved RMB to serve as the investment adviser to the Target Fund and Acquiring Fund effective July 1, 2016. Results shown for those Funds for periods prior to July 1, 2016 were generated under the management of the Funds’ former investment adviser. Class I shares of the Acquiring Fund commenced operations on February 1, 2017. Class I shares of the Target Fund commenced operations on August 20, 2015. For the fiscal periods ended December 31, 2019, 2018, 2017, 2016, and 2015, this information was audited by (Independent Registered Public Accounting Firm) Tait, Weller & Baker LLP, whose report, along with the Trust’s financial statements, is included in the annual report, which is available upon request.

Financial Highlights: For a share outstanding throughout each period.

Income from investment operations	Less distributions	Ratio to average net assets %
Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions	Redemption fees	Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement/ recovery	Ratio of total expenses before extraordinary expense and reimbursement/ recovery	Ratio of net investment income (loss)	Portfolio turnover rate %
RMB Mendon Financial Long/ Short Fund
Class A Shares
12/31/2019	$14.10	$(0.04)	$1.99	$1.95	$—	$—	$—	$—	$16.05	13.67	$25,728	1.96	[g]	1.96	h	(0.29	)i	98
12/31/2018	17.67	(0.03)	(3.54)	(3.57)	—	—	—	0.00	[b]	14.10	(20.09)	38,594	1.73	[g]	1.73	h	(0.18	)i	67
12/31/2017	18.24	(0.15)	(0.42)	(0.57)	—	—	—	0.00	[b]	17.67	(3.07)	95,001	2.01	[g]	2.01	h	(0.84	)i	82
12/31/2016	16.80	(0.07)	1.59	1.52	—	(0.08)	(0.08)	0.00	[b]	18.24	9.14	196,133	2.18	[g,j]	2.11	h	(0.46	)i	61
12/31/2015	14.92	(0.07)	2.33	2.26	—	(0.39)	(0.39)	0.01	16.80	15.10	319,796	2.24	[g]	2.14	h	(0.40	)i	72
Class C Shares
12/31/2019	$12.99	$(0.14)	$1.82	$1.68	$—	$—	$—	$—	$14.67	12.85	$12,209	2.67	[k]	2.67	l	(0.99	)m	98
12/31/2018	16.39	(0.14)	(3.26)	(3.40)	—	—	—	—	12.99	(20.68)	16,626	2.43	[k]	2.43	l	(0.85	)m	67
12/31/2017	17.03	(0.25)	(0.39)	(0.64)	—	—	—	—	16.39	(3.76)	25,130	2.71	[k]	2.71	l	(1.54	)m	82
12/31/2016	15.80	(0.17)	1.48	1.31	—	(0.08)	(0.08)	0.00	[b]	17.03	8.32	28,143	2.88	[k,n]	2.81	l	(1.16	)m	61
12/31/2015	14.17	(0.17)	2.19	2.02	—	(0.39)	(0.39)	0.00	[b]	15.80	14.21	25,160	2.94	[k]	2.84	l	(1.10	)m	72
Class I Shares
12/31/2019	$14.27	$0.00	b	$2.01	$2.01	$—	$—	$—	$—	$16.28	14.01	$49,157	1.66	[o]	1.66	p	0.02	[q]	98
12/31/2018	17.82	0.03	(3.58)	(3.55)	—	—	—	0.00	[b]	14.27	(19.87)	70,202	1.43	[o]	1.43	p	0.16	[q]	67
12/31/2017	18.33	(0.10)	(0.41)	(0.51)	—	—	—	0.00	[b]	17.82	(2.78)	121,526	1.71	[o]	1.71	p	(0.54	)q	82
12/31/2016	16.84	(0.02)	1.59	1.57	—	(0.08)	(0.08)	0.00	[b]	18.33	9.41	77,338	1.82	[o,r]	1.82	p	(0.13	)q	61
For the period from 8/19/2015[c] through 12/31/2015	16.39	—	0.83	0.83	—	(0.39)	(0.39)	0.01	16.84	5.03	d	41,369	1.84	[e,o]	1.84	e,p	0.00	e.q	72	[f]

a	Per share values have been calculated using the average share method.
b	Less than $0.01 per share.
c	Commencement of operations.
d	Total Return was not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
e	Annualized.
f	Not Annualized.
g	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.50%, 1.44%, 1.58%, 1.75%, and 1.85%, for 12/31/2019, through 12/31/2015, respectively.
h	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.50%, 1.44%, 1.58%, 1.68%, and 1.74%, for 12/31/2019, through 12/31/2015, respectively.
i	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 0.17%, 0.11%, (0.41%), (0.02%), and (0.01%), for 12/31/2019, through 12/31/2015, respectively.
j	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.74%.
k	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.21%, 2.14%, 2.28% 2.45%, and 2.55%, for 12/31/2019, through 12/31/2015, respectively.
l	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.21%, 2.14%, 2.28% 2.38%, and 2.44%, for 12/31/2019, through 12/31/2015, respectively.
m	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been (0.53%), (0.56%), (1.11%), (0.72%), and (0.71%), for 12/31/2019, through 12/31/2015, respectively.
n	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 2.43%.
o	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.20%, 1.10%, 1.28%, 1.39%, and 1.44%, for 12/31/2019, through 12/31/2015, respectively.
p	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.20%, 1.10%, 1.28%, 1.38%, and 1.44%, for 12/31/2019, through 12/31/2015, respectively.
q	Ratio of net investment income (loss), excluding extraordinary expense dividend and interest expense on securities sold short, would have been 0.47%, 0.48%, (0.11%), 0.33%, and (0.40%), for 12/31/2019, through 12/31/2015, respectively.
r	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.38%.

Financial Highlights: For a share outstanding throughout each period.

	Income from investment operations				Less distributions							Ratio to average net assets %
	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions	Redemption fees	Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement/ recovery	Ratio of total expenses before extraordinary expense and reimbursement/ recovery	Ratio of net investment income (loss)	Portfolio turnover rate %
RMB Mendon Financial Services Fund
Class A Shares
12/31/2019	$34.25	$(0.04)	$7.85	$7.81	$—	$(0.36)	$(0.36)	$—	$41.70	22.80	$117,615	1.28[g]	1.28[g]	(0.12)	27
12/31/2018	43.40	(0.07)	(7.23)	(7.30)	—	(1.85)	(1.85)	0.00[b]	34.25	(17.02)	177,624	1.27	1.27	(0.15)	58
12/31/2017	41.30	(0.17)	5.15	4.98	—	(2.88)	(2.88)	0.00[b]	43.40	11.99	333,628	1.33	1.33	(0.39)	59
12/31/2016	32.31	0.02	9.58	9.60	—	(0.62)	(0.62)	0.01	41.30	29.77	420,479	1.42	1.41	0.05	71
12/31/2015	27.88	—	5.70	5.70	—	(1.27)	(1.27)	0.00[b]	32.31	20.43	224,755	1.71	1.61	0.02	62
Class C Shares
12/31/2019	$30.98	$(0.29)	$7.07	$6.78	$—	$(0.36)	$(0.36)	$—	$37.40	21.88	$34,797	2.03[g]	2.03[g]	(0.87)	27
12/31/2018	39.76	(0.36)	(6.57)	(6.93)	—	(1.85)	(1.85)	0.00[b]	30.98	(17.65)	40,385	2.02	2.02	(0.89)	58
12/31/2017	38.32	(0.45)	4.77	4.32	—	(2.88)	(2.88)	0.00[b]	39.76	11.17	58,027	2.08	2.08	(1.14)	59
12/31/2016	30.25	(0.22)	8.91	8.69	—	(0.62)	(0.62)	0.00[b]	38.32	28.76	47,247	2.17	2.16	(0.73)	71
12/31/2015	26.36	(0.21)	5.37	5.16	—	(1.27)	(1.27)	0.00[b]	30.25	19.55	27,017	2.46	2.36	(0.73)	62
Class I Shares
12/31/2019	$34.72	$0.05	$7.98	$8.03	$—	$(0.36)	$(0.36)	$—	$42.39	23.13	$234,303	1.03[g]	1.03[g]	0.14	27
12/31/2018	43.87	0.06	(7.36)	(7.30)	—	(1.85)	(1.85)	0.00[b]	34.72	(16.84)	313,808	1.02	1.02	0.13	58
For the period from 2/1/2017[c] through 12/31/2017	41.33	(0.06)	5.48	5.42	—	(2.88)	(2.88)	0.00[b]	43.87	13.02[d]	242,342	1.08[e]	1.08[e]	(0.14)[e]	59[f]

a	Per share values have been calculated using the average share method.
b	Less than $0.01 per share.
c	Commencement of operations.
d	Total Return was not annualized for periods of less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
e	Annualized.
f	Not Annualized.
g	Includes interest expense of $39 or 0.00% for Class A, $11 or 0.00% for Class C and $78 or 0.00% for Class I of average net assets for the year ended December 31, 2019.

EXHIBIT A

Form of agreement and plan of reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of May 17, 2020, among RMB Mendon Financial Services Fund (the “Acquiring Fund”), a series of RMB Investors Trust (the “Trust”), a Delaware statutory trust; RMB Mendon Financial Long/Short Fund (the “Target Fund,” and collectively with the Acquiring Fund, the “Funds” and each a “Fund”), a series of the Trust; and RMB Capital Management, LLC (the “Adviser”) (for purposes of paragraph 9.1 only of this Agreement). The Trust has its principal place of business at 115 South LaSalle, 34th Floor, Chicago, Illinois 60603.

WHEREAS, the reorganization will consist of (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest, par value $0.10 per share, of the classes of shares of the Acquiring Fund set forth on Exhibit A (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution by class of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund, all upon the terms and conditions in this Agreement (the “Reorganization”);

WHEREAS, the parties intend that this Agreement be a plan of reorganization and that the Reorganization shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;

WHEREAS, the Target Fund and the Acquiring Fund are each a separate investment series of an open-end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Target Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust (the “Board”), which is composed entirely of Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), has determined that the Reorganization will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted in value as a result of the Reorganization; and

WHEREAS, the Board has determined that the Reorganization will be in the best interests of the Target Fund and its shareholders and that the interests of the shareholders of the Target Fund will not be diluted in value as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto covenant and agree as follows:

Article I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND the ASSUMPTION OF TARGET FUND
LIABILITIES AND termination and LIQUIDATION OF THE TARGET FUND

1.1              THE EXCHANGE. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to transfer all of the Target Fund’s assets to the Acquiring Fund as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Trust, on behalf of the Acquiring Fund, agrees in exchange for the Target Fund’s assets (i) to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Target Fund, as set forth in paragraph 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales charge, commission or other similar fee being imposed. Such transactions shall take place at the Closing provided for in paragraph 3.1.

1.2              ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, rights, interests in futures, forwards, swaps and other financial instruments, and claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest receivables) and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing (as defined below).

1.3              LIABILITIES TO BE ASSUMED. The Trust will endeavor to discharge all of the Target Fund’s known liabilities and obligations prior to the Valuation Time (as defined below). The Acquiring Fund shall assume all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence as of the Closing.

1.4              LIQUIDATION AND DISTRIBUTION. Immediately after the Closing, (a) the Target Fund will completely liquidate and distribute pro rata to the Target Fund’s shareholders of record of each class, determined as of the time of such distribution (the “Target Fund Shareholders”), the Acquiring Fund Shares of the corresponding class (as set forth on Exhibit A) received by the Target Fund pursuant to paragraph 1.1; and (b) the Target Fund will proceed to terminate in accordance with applicable laws of the State of Delaware. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares, by class, due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund and will be null and void, and no sales charges or fees, contingent, deferred or otherwise, will be incurred by shareholders of the Target Fund in connection therewith. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange; Acquiring Fund Shares distributed to Target Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated shares.

1.5              TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of the Closing shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6              REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date on which the Target Fund is terminated.

1.7              WAIVER OF INVESTMENT MINIMUMS AND SALES LOADS. In connection with the Reorganization, any minimum investment amounts or sales loads applicable to initial investments in the Acquiring Fund will be waived with respect to the Target Fund Shareholders’ initial receipt of Acquiring Fund Shares in the Reorganization.

Article II

VALUATION

2.1              VALUATION OF ASSETS. The value of the Target Fund’s assets to be acquired by the Acquiring Fund and the amount of the Target Fund’s liabilities to be assumed by the Acquiring Fund shall be computed as of the close of business on the New York Stock Exchange on the Closing Date (the “Valuation Time”), using the valuation procedures of the Funds approved by the Board (“Valuation Procedures”).

2.2              VALUATION OF SHARES. The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class computed as of the Valuation Time, using the valuation procedures set forth in the Valuation Procedures.

2.3              SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets shall be determined with respect to each class by dividing (a) the net assets attributable to such class of the Target Fund, determined in accordance with paragraph 2.1, by (b) the net asset value per share of the corresponding class of the Acquiring Fund, set forth in paragraph 2.2. Holders of each class of shares of the Target Fund will receive full and fractional shares of the corresponding class of the Acquiring Fund, as set forth on Exhibit A.

2.4              DETERMINATION OF VALUE. All computations of value shall be made by U.S. Bancorp Fund Services, LLC, the Acquiring Fund’s and the Target Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Target Fund.

Article III

CLOSING AND CLOSING DATE

3.1              CLOSING DATE. Subject to the satisfaction or waiver of the conditions precedent set forth in Articles VI, VII and VIII, the closing of the Reorganization (the “Closing”) shall take place on or about June 19, 2020 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern Time on the Closing Date unless otherwise provided (the “Effective Time”). The Closing shall be held as of 5:00 p.m. Eastern Time at the offices of the Trust, or at such other time or place as the parties hereto may agree.

3.2              EFFECT OF SUSPENSION IN TRADING. In the event that on the day on which the Valuation Time occurs (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or until such other date as the parties hereto may agree.

3.3              DELIVERY OF ASSETS. Delivery of the Target Fund’s assets will be made as of the Closing to U.S. Bank, NA, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund. If the Trust, on behalf of the Target Fund, is unable to make delivery to the Custodian pursuant to this paragraph 3.3 of any assets for the reason that any of such assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Trust, on behalf of the Target Fund, will deliver with respect to said assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.

3.4              TRANSFER AGENT CERTIFICATES. The Target Fund shall cause its transfer agent to deliver as of the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, class and percentage ownership of outstanding shares owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited as of the Closing or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other Fund or its counsel may reasonably request.

3.5              CUSTODIAN CERTIFICATES. The Target Fund shall cause the custodian for the Target Fund to deliver to the Acquiring Fund as of the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Acquiring Fund shall cause the Custodian for the Acquiring Fund to deliver to the Target Fund as of the Closing a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and any other assets on the Closing Date.

Article IV

REPRESENTATIONS AND WARRANTIES

4.1              REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a)               The Target Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

(b)               The Target Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

(c)               The current prospectus and statement of additional information of the Target Fund, as supplemented, conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.

(d)               The Target Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of the Trust’s Agreement and Declaration of Trust, as amended and restated (the “Declaration of Trust”), the Trust’s Amended and Restated By-Laws, or any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)               The Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it on or prior to the Closing, except for liabilities, if any, to be discharged as provided in paragraph 1.3.

(f)                Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets or any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the Reorganization. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.

(g)               The audited financial statements of the Target Fund dated December 31, 2019 and for the period then ended have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such date, and there are no known contingent liabilities of the Target Fund as of such date not disclosed therein.

(h)               Since the date of the financial statements referred to in subparagraph (g) above, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)                 All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes as of the date of the financial statements referred to in subparagraph (g) above are properly reflected on such financial statements. To the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been or will be asserted against the Target Fund.

(j)                 For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund has been or will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met or will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (after reduction for any available capital loss carryover and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code), in each case that has accrued or will accrue on or prior to the Closing Date.

(k)               The Target Fund is not under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

(l)                 All issued and outstanding shares of the Target Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund shares, nor is there outstanding any security convertible into any Target Fund shares.

(m)             At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(n)               The execution, delivery, and performance of this Agreement have been duly authorized by the Board on behalf of the Target Fund, and upon execution shall constitute all necessary action on the part of the Board and shall constitute a valid and legally binding obligation of the Trust on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)               The information furnished by the Target Fund for use in no-action requests, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(p)               The Target Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Prospectus/Information Statement, all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the Reorganization. The Prospectus/Information Statement included in the Registration Statement (only insofar as it relates to the Target Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

4.2              REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a)               The Acquiring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

(b)               The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)               The current prospectus and statement of additional information, as supplemented as of the date of the Prospectus/Information Statement, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.

(d)               The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Declaration of Trust, the Trust’s Amended and Restated By-Laws, or any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)               Except as otherwise disclosed in writing to the Target Fund and accepted by the Target Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the Reorganization. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.

(f)                The audited financial statements of the Acquiring Fund dated December 31, 2019 and for the period then ended have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(g)               Since the date of the financial statements referred to in subparagraph (f) above, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)               All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes as of the date of the financial statements referred to in subparagraph (f) above are properly reflected on such financial statements. To the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been or will be asserted against the Acquiring Fund.

(i)                 For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

(j)                 All issued and outstanding Acquiring Fund shares are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

(k)               The execution, delivery, and performance of this Agreement have been duly authorized by the Board on behalf of the Acquiring Fund, and upon execution shall constitute all necessary action on the part of the Board and shall constitute a valid and legally binding obligation of the Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)                 The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund.

(m)             The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(n)               The Prospectus/Information Statement included in the Registration Statement (insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)               The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(p)               The Acquiring Fund is not under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

Article V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1              OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2              INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

5.3              ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

5.4              FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing.

5.5              TAX STATUS OF REORGANIZATION. It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code. Except as otherwise expressly provided in this Agreement, none of the Trust, the Target Fund, or the Acquiring Fund shall take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.

Article VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the Reorganization shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it at or before the Closing, and, in addition, the following further condition:

6.1              All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund at the Closing a certificate executed in its name by the Trust’s President or any Senior Vice President, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

Article VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the Reorganization shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it at or before the Closing and, in addition, the following conditions:

7.1              All representations and warranties of the Target Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Trust’s President or any Senior Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2              The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Trust.

Article VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied at or before the Closing with respect to the Target Fund or the Acquiring Fund, the other Fund shall, at its option, not be required to consummate the Reorganization:

8.1              On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.

8.2              All required consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the Reorganization shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party may for itself waive any of such conditions.

8.3              The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.

8.4              Prior to the Valuation Time, the Trust, with respect to the Target Fund, shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Fund’s shareholders at least all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all taxable years or periods ending on or before the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.5              Each of the Acquiring Fund and the Target Fund shall have received an opinion of Vedder Price P.C. substantially to the effect that, for federal income tax purposes:

(a)               The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)               No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)               No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)               No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to this Agreement, of all their shares of the Target Fund solely for Acquiring Fund Shares.

(e)               The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to this Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)                The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided that such Target Fund shares were held as capital assets at the effective time of the Reorganization.

(g)               The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the Effective Time of the Reorganization.

(h)               The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund, or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations, and such representations as Vedder Price P.C. may reasonably request. The Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.5.

Article IX

EXPENSES

9.1              Each Fund will pay the expenses incurred in connection with the Reorganization (“Reorganization Expenses”) based on such Fund’s respective portion of the projected cost savings during the first year following the Reorganization. Reorganization Expenses include, without limitation: (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement and any subsequent amendments thereof, filings of the Prospectus/Information Statement therein, and correspondence related to Commission comment thereon; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which the Target Fund shareholders are residents as of the date of the mailing of the Prospectus/Information Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees, including any special billings imposed by a Fund’s auditor in connection with the Registration Statement; (g) legal fees; and (h) other related administrative or operational costs. Reorganization Expenses shall be deemed “Non-Capped Expenses” as defined in the Expense Limitation Agreement by and between the Adviser and the Trust, on behalf of each Fund. The Adviser will pay the Reorganization Expenses allocated to a Fund to the extent such allocated Reorganization Expenses exceed the Fund’s projected cost savings during the first year following the Reorganization. If the Reorganization is not consummated, the Adviser will bear full responsibility for payment of the Reorganization Expenses.

9.2              Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

Article X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1          The Acquiring Fund and the Target Fund agree that neither party has made any representation, warranty, or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the Funds.

10.2          The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the Reorganization, except for such covenants which, by their terms, are required to be performed following the Closing.

Article XI

TERMINATION

11.1          This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, the Trust, on behalf of the Acquiring Fund or the Target Fund, may at its option terminate this Agreement at or prior to the Closing because:

(a)              of a breach by any party of any representation, warranty, or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within thirty (30) days of notification to the breaching party and prior to the Closing;

(b)               a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met or waived and it reasonably appears that it will not or cannot be met;

(c)               upon the occurrence of an event which has a material adverse effect upon the Reorganization; or

(d)               a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund.

11.2          In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, the Trust, or its Independent Trustees or officers to any other party, including, without limitation, consequential damages.

Article XII

AMENDMENTS

12.1          This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

Article XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1          The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.4          This Agreement shall bind and inure to the benefit of the Funds and their respective successors and assigns, but no assignment, transfer, or any rights or obligations of this Agreement shall be made by either Fund without the written consent of the other Fund. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5          With respect to the Trust, the names used in this Agreement refer respectively to the Trust and the Funds and, as the case may be, the Independent Trustees, as trustees but not individually or personally, acting under the Declaration of Trust, which is filed with the Secretary of the State of Delaware and also on file at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of any of the Independent Trustees, representatives, or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Independent Trustees, shareholders, or representatives of the Trust personally, but bind only the property of the applicable Fund, and all persons dealing with the Target Fund or the Acquiring Fund must look solely to property belonging to the Target Fund or the Acquiring Fund, as the case may be, for the enforcement of any claims against the Target Fund or the Acquiring Fund, respectively.

13.6          The Trust is a Delaware statutory trust organized in series of which each Fund is one such series, and the Trust is executing this Agreement with respect to each of the Target Fund and the Acquiring Fund. Pursuant to the Declaration of Trust and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Fund are enforceable against the assets of that Fund only, and not against the assets of the Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other series thereof are enforceable against the assets of the Target Fund or the Acquiring Fund.

EXHIBIT A

Target fund share Classes	corresponding acquiring fund share classes
Class A	Class A
Class C	Class C
Class I	Class I

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.

RMB INVESTORS TRUST,
on behalf of RMB Mendon Financial Services Fund

By:

Name:

Title:

RMB INVESTORS TRUST,
on behalf of RMB Mendon Financial Long/Short Fund

By:

Name:

Title:

For purposes of paragraph 9.1 only:

RMB Capital Management, LLC

By:

Name:

Title:

By:

Name:

Title:

EXHIBIT B
comparison of funds’ investment Limitations

The investment limitations of the Target Fund and the Acquiring Fund are described below.

TARGET FUND	ACQUIRING FUND
Fundamental Investment Limitation Borrowing and Issuing Senior Securities*
The Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act.	The Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act.
Fundamental Investment Limitation Making Loans
The Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund’s total assets, investments in debt obligations and transactions in repurchase agreements.	The Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund’s total assets, investments in debt obligations and transactions in repurchase agreements.
Fundamental Investment Limitation Purchases and Sales of Real Estate
The Fund may not purchase, sell or invest in real estate, but, subject to its other investment policies and restrictions, may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. A Fund may hold and sell real estate acquired through default, liquidation or other distribution of an interest in real estate as a result of the Fund’s ownership of securities.	The Fund may not purchase, sell or invest in real estate, but, subject to its other investment policies and restrictions, may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. A Fund may hold and sell real estate acquired through default, liquidation or other distribution of an interest in real estate as a result of the Fund’s ownership of securities.
Fundamental Investment Limitation Purchase and Sale of Commodities
The Fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.	The Fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.
Fundamental Investment Limitation Underwriting Activities
The Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act when selling portfolio securities.	The Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act when selling portfolio securities.
Fundamental Investment Limitation Diversification
—	The Fund with respect to 75% of its total assets, may not invest more than 5% of such Fund’s total assets in the securities of any single issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than: (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (2) securities of other investment companies.

TARGET FUND	ACQUIRING FUND
Fundamental Investment Limitation Industry Concentration
The Fund shall not invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities) except that the Fund will, during normal market conditions, invest at least 25% of its total assets in the financial services sector, a group of industries that includes regional and money center banks, insurance companies, home, auto and other specialty finance companies, securities brokerage firms and electronic trading networks, investment management and advisory firms, publicly traded, government-sponsored financial intermediaries, such as Fannie Mae or FHLMC, thrift and savings banks, financial conglomerates, foreign financial services companies, electronic transaction processors for financial services companies, real estate investment trusts, depository institutions and any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies.	The Fund shall not invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities) except that the Fund will, during normal market conditions, invest at least 25% of its total assets in the financial services sector, a group of industries that includes regional and money center banks, insurance companies, home, auto and other specialty finance companies, securities brokerage firms and electronic trading networks, investment management and advisory firms, publicly traded, government-sponsored financial intermediaries, such as Fannie Mae or FHLMC, thrift and savings banks, financial conglomerates, foreign financial services companies, electronic transaction processors for financial services companies, real estate investment trusts, depository institutions and any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies.

*With respect to the Fundamental Investment Restriction on “Borrowing and Issuing Senior Securities,” the 1940 Act currently permits each Fund to borrow from banks in an amount that may not exceed 33 1/3% of the value of the Fund’s total assets at the time of borrowing. In the event that a Fund’s borrowings exceed 33 1/3% of the value of the Fund’s total assets, the Fund will be required to reduce the amount of its borrowings as promptly as practicable, but in no event later than three business days.

TARGET FUND	ACQUIRING FUND
Non Fundamental Investment Limitation Illiquid Securities**
The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid securities.	The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid securities.
Non Fundamental Investment Limitation Other Investment Companies
The Fund may invest in other investment companies, including any closed-end or open-end investment company, hedge fund or unregistered investment company, as permitted by the 1940 Act or by such exemptions as may be granted by the Commission by any rule, regulation or order.	The Fund may invest in other investment companies, including any closed-end or open-end investment company, hedge fund or unregistered investment company, as permitted by the 1940 Act or by such exemptions as may be granted by the Commission by any rule, regulation or order.
Non Fundamental Investment Limitation Control
The Fund may not invest in a company for the purpose of exercising control or management of the company.	The Fund may not invest in a company for the purpose of exercising control or management of the company.

Non Fundamental Investment Limitation Investing in Accordance with Fund Name
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity instruments of companies of any market capitalization that are in the financial services sector.	Under normal conditions, the Fund will invest at least 80% of its respective net assets (plus any borrowings for investment purposes) in stocks of U.S. companies in the financial services sector.
Non Fundamental Investment Limitation in Securities Investments
The Fund, with respect to 50% of the Fund’s total assets, may invest in securities of no more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the Fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.	—

**For purposes of the non-fundamental investment restriction on “Illiquid Securities,” an illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Except with respect to 300% asset coverage for borrowing required by the 1940 Act, whenever any investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.

A sector of issuers in different industries is not considered to be an industry, except as stated above with respect to the Funds.

EXHIBIT C
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 30, 2020, the total number of shares of each of the Target Fund and the Acquiring Fund were as follows:

Fund Name	Number of Shares
RMB Mendon Financial Long/Short Fund	3,429,798.94
RMB Mendon Financial Services Fund	7,613,574.05

As of April 30, 2020, the Directors and officers of the Target Fund, as a group, owned less than 1% of the outstanding shares of each of the Target Fund and the Acquiring Fund.

As of April 30, 2020, the following persons owned of record or beneficially 5% or more of the outstanding classes of the Target Fund and the Acquiring Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

RMB Mendon Financial Long/Short Fund

Name and Address	Number of Shares	% Ownership of Class of Fund before the Reorganization	% Ownership of Class of Combined Fund after the Reorganization
Class A Shares:
Charles Schwab & Co Inc(R)	256,809.87	21.01%	7.38%
Attn: Mutual Funds Department 101 Montgomery Street San Francisco, California 94104-4122
Wells Fargo Clearing Services LLC(R)	128,419.53	10.51%	3.69%
Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street
Saint Louis, Missouri 63103

Charles Schwab & Co Inc(R)	93,198.33	7.63%	2.68%
Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105

Class C Shares:
Wells Fargo Clearing Services LLC(R)	117,662.77	21.89%	8.60%
Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, Missouri 63103
Charles Schwab & Co Inc(R)	36,759.42	6.84%	2.69%
Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105

Class I Shares:

Charles Schwab & Co Inc(R)	259,815.73	15.46%	4.18%
Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105

Wells Fargo Clearing Services LLC(R)	117,861.16	7.01%	1.89%
Special Custody Account for the Exclusive Benefit of Customers
2801 Market Street
Saint Louis, Missouri 63103

(R)	Record Owner.
(B)	Beneficial Owner.

C-1

RMB Mendon Financial Services Fund

Name and Address	Number of Shares	% Ownership of Class of Fund before the Reorganization	% Ownership of Class of Combined Fund after the Reorganization
Class A Shares:
Charles Schwab & Co Inc(R)	841,943.95	37.30%	24.20%
Attn: Mutual Funds Department 101 Montgomery Street San Francisco, California 94104-4122

Class C Shares:
Wells Fargo Clearing Services LLC(R)	77,871.75	9.37%	5.69%
Special Custody Account for the Exclusive Benefit of Customers
2801 Market Street
Saint Louis, Missouri 63103

Class I Shares:
Charles Schwab & Co Inc(R)	339,206.19	7.47%	5.45%
Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105

(R)	Record Owner.
(B)	Beneficial Owner.

C-2

EXHIBIT D
How to Buy Shares, How to Exchange and Redeem Shares, and
Transaction Policies

How to Buy Shares

Important information about opening a new account with the Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when opening a new account you will be required to complete the Trust’s new account application and supply the Trust with certain information for all persons owning or permitted to transact in an account. This information includes: name, date of birth, taxpayer identification number and street address. Also, as required by law, the Trust employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until it has received your new account application and the required verifications are made, the Trust may reject, cancel, suspend, or limit your share purchase orders. In addition, the Trust may close your account if it is unable to verify your identity.

The Trust generally will not accept new account applications to establish an account with a non-U.S. address or for a non-resident alien. Puerto Rico, Guam and U.S. military addresses are acceptable.

The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and type of account.

	Minimum Initial Investment		Minimum Subsequent Investment
Account Type	Class A and Class C	Class I	Class A and Class C	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$100	$100,000	$50	$25,000

The Funds’ minimum investment amounts may be waived or charged at the Trust’s discretion. Minimums for Class I shares are waived for automated or pre-established exchanges (including tax-free cross class exchanges); asset allocation models; fee-based wrap programs; systematic purchase exchanges or dollar cost averaging programs.

Method	Procedure
Mail	Open an account	Complete and sign the new account application form. Send a check drawn on a U.S. bank for at least the minimum amount required. Make the check payable to “RMB Investors Trust.” Send the check and application form to the address below.
	Open an IRA	Shares of the Trust are available for purchase through IRAs and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the transfer agent by calling 1-800-462-2392 or your investment professional.
	Subsequent purchase	Send in a check for the appropriate minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.
Federal Funds Wire	Subsequent purchase

This option is available to existing open accounts only. New accounts must complete a new account application form and forward payment to the address listed below.

Please contact the transfer agent at 1-800-462-2392 for wire instructions.

Electronic Funds Transfer		To purchase shares via electronic funds transfer, check this option on your account application form. Your bank must be a member of the ACH system.
Authorized Broker/Dealer or Investment Professional		Contact your broker/dealer or investment professional to set up a new account, purchase fund shares, and make subsequent investments. Purchase orders that are received by your broker/dealer before 4:00 p.m. Eastern Time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day’s NAV. Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the Trust’s transfer agent. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges disclosed in this Prospectus/Information Statement. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.
Send regular mail to:		Send overnight mail to:	Call shareholder service agent:
RMB Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781		RMB Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

How to Exchange and Redeem Shares

Method	Procedure
By Mail	Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to “RMB Investors Trust” to the address below. Please be sure to specify:

• the name of the fund(s) you wish to exchange or redeem;

• your account number; and

• the dollar value or number of shares you wish to sell

Include all necessary signatures and any additional documents as well as a medallion signature guarantee if required. (See “What is a Medallion Signature Guarantee?” below).

By Telephone	As long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by calling the Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative. A check will be mailed to you on the following business day. The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of the call, you will be held responsible for any losses cause by unauthorized telephone orders.
Authorized Broker/Dealer or Investment Professional	If you invest through an authorized broker/dealer or investment professional, they can sell or exchange shares for you. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the redemption or exchange of fund shares that are in addition to the sales and other charges described in this Prospectus/Information Statement. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.
Systematic Withdrawal Plans	If you have an account balance equal to the greater of (i) the minimum initial investment amount applicable to your share class and account type or (ii) $5,000, you may elect to have monthly, quarterly or annual payments of a specified amount ($50 minimum) sent to you or someone you designate. The Trust does not charge for this service. See “Systematic Withdrawal Plan” information below.
By Federal Funds Wire	Confirm with the Trust that a wire redemption privilege, including your bank designation, is in place on your account. Once this is established, you may request to sell shares of any Trust fund. Proceeds will be wired to your pre-designated bank account. See “Federal Funds Wire” information below.

Method	Procedure
By exchange	Read this Prospectus/Information Statement before making an exchange. You may only exchange fund shares for shares of another fund in the Trust of the same class. Call RMB Investors Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.
Send regular mail to:	Send overnight mail to:	Call shareholder service agent:
RMB Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781	RMB Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

Transaction Policies

Paying for shares. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Please note that cash, credit cards, traveler’s checks, credit card checks, cashier’s checks, starter checks from newly established checking accounts or money orders will not be accepted. For Fund shares purchased by check, if your check does not clear for any reason, your purchase will be canceled. If your purchase is canceled due to insufficient funds, an incomplete, missing or unverified new account application, or for any other reason, you will be liable for any losses or fees imposed by your bank and may be liable for losses to the Trust resulting from your canceled order. If you are a current shareholder, the Trust may redeem some or all of your shares to cover such loss.

Third party checks. Third party checks will not be accepted.

Federal funds wires. A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.

Telephone transactions. The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.

Regular Investing and Dollar-Cost Averaging. Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.

Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.

Other Policies. Under certain circumstances, the Trust reserves the right to:

•	Suspend the offering of shares

•	Reject any exchange or investment order

•	Change, suspend or revoke exchange privileges

•	Suspend the telephone order privilege without advance notice to shareholders

•	Satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders

•	Suspend or postpone your right to sell Fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the Commission

•	Change the investment minimums or other requirements for buying or selling shares, or waive minimums and requirements for certain investors

Redeeming Shares

You may redeem your shares in the Funds on any business day. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:

•	In unusual circumstances where the law allows additional time if needed

•	If a check you wrote to buy shares has not cleared by the time you sell the shares

If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalents held in their portfolios, or by selling other portfolio holdings or borrowed under the Funds’ line of credit. The Funds reserve the right to redeem “in-kind” as described under “Redemption in Kind,” below. The Funds may use any of these methods of satisfying redemption requests under stressed or normal market conditions. During periods of distressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, a Fund may be more likely to pay proceeds by giving you securities.

Redemption in Kind

The Funds reserve the right to pay redeeming shareholders with large accounts securities instead of cash in certain circumstances. If your shares are redeemed in kind, then you will incur transaction costs when you subsequently sell the securities distributed to you. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

What is a medallion signature guarantee? A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee, provided that the financial institution participates in the Medallion Program. Some financial institutions charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.

A notary public cannot provide a medallion signature guarantee.

You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:

•	When selling more than $50,000 worth of shares

•	When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record

•	When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

•	When you would like a check mailed to an address that has been changed within 30 days of your redemption request

Exchange Privilege

You may exchange shares of your Fund at NAV for shares of the same class of another fund in the Trust based on the funds’ respective NAVs, provided you meet the investment requirements of the fund for which you wish to exchange your shares as described in that fund’s prospectus. An exchange of shares of a fund for shares of the same class of another fund is a taxable event for federal income tax purposes and has the same tax consequences as a sale or redemption. The Trust’s general policy is that sales charges on investments entering the Trust should be applied only once. Therefore, you may exchange shares freely between funds within the same share class without paying additional sales charges. Special federal income tax rules may apply. See the “Federal Income Taxes” section of the SAI. In limited circumstances, the Trust may permit beneficial holders with financial intermediary sponsored fee-based programs to exchange their shares in a particular share class of a Fund for shares in a different share class of the same Fund if the shareholder meets the eligibility requirements for that class of shares or the shareholder is otherwise eligible to purchase that class of shares. Such an exchange is generally a non-taxable exchange for federal income tax purposes. Except as noted above, exchanges must meet the investment requirements of the applicable Fund.

Each Fund reserves the right to modify this policy in the future. The Funds may restrict or cancel the exchange privilege of any person that, in the opinion of the Funds, is using market timing strategies.

Excessive Trading Policy

Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. The Board has adopted policies and procedures applicable to most purchase, exchanges and redemptions and are designed to discourage short-term trading of Fund shares. Fund shares are not intended for market timing or excessive trading and no Fund accommodates short-term trading. The Trust or its agents reserve the right to restrict, reject, or cancel (with respect to cancellation, on the next business day after the receipt of the order), without any prior notice, any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Funds.

This policy applies to transactions accepted by any investor’s financial intermediary. In the event that an exchange request is rejected or cancelled, neither the redemption nor the purchase side of the exchange will be processed. The Trust reserves the right to delay for one business day the processing of exchange requests in the event that, in the Trust or its agents’ judgment, such delay would be in a Fund’s best interest, in which case both the redemption and the purchase side of the exchange will receive the Fund’s NAV at the conclusion of the delay period.

Specifically, to deter market timing and excessive trading, the Trust or its agents undertake to temporarily or permanently restrict, reject, or cancel, without any prior notice, purchase and exchange orders of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of a Fund within 30 days of each other.

Certain automated or pre-established exchange, asset allocation, systematic purchase, exchange or redemption, or dollar cost average programs are exempt from this policy. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations. These exchange limits are subject to the Trust’s ability to monitor exchange activity, as discussed under “Limitations on the Ability to Detect and Curtail Excessive Trading Practices” below. In applying this policy, the Trust considers the information available to it at the time and may consider trading done in multiple accounts known to be under common ownership, control or influence.

Limitations on the Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection and, despite the best efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices. The Trust receives Fund purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a Fund, particularly among financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ share ownership positions and to purchase, redeem and exchange Fund shares where the identity of the particular shareholder(s) is not known to a Fund.

Small Account Balances

The Trust reserves the right to close your account if, due to redemptions and not as a result of a decline in market value, your balance is less than the minimum initial investment amount applicable to such share class and account type. If the Trust redeems your shares and closes your account, you may recognize a gain or loss for federal income tax purposes.

Escheatment of Shares to States

If no account activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state. The escheatment time period varies by state. The Trust is not responsible for notifying shareholders if or when a state may escheat an investor’s shares of a Fund.

To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Fund at 1-800-462-2392 to generate shareholder initiated activity such as completing an account transaction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

Reinstatement Privilege (Class A and Class C Shares)

A shareholder of Class A or Class C shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at NAV without a front-end sales charge, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the investment requirements described under “How to Buy Shares.” This privilege may be modified or terminated at any time by the Trust.

In order to use this privilege, the shareholder must clearly indicate by written request to the applicable Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A or Class C shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. Special tax rules may apply if the redeemed shares were held for less than 91 days by the shareholder. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be currently deductible for such tax purposes. See the “Federal Income Taxes” section of the Trust’s SAI for further details on the application of these rules to shareholders.

THE REINSTATEMENT PRIVILEGE MAY BE USED BY EACH SHAREHOLDER ONLY ONCE, REGARDLESS OF THE NUMBER OF SHARES REDEEMED OR REPURCHASED. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder’s interest in a Fund to his or her IRA or other tax-qualified retirement plan account.

Systematic Withdrawal Plan

A systematic withdrawal plan (“SWP”) is available for shareholders who maintain an account balance at least equal to the greater of: (i) the minimum initial investment amount applicable to your share class and account type or (ii) $5,000, and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the shareholder service agent at 1-800-462-2392.

The Trust’s transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the NAV at the close of business of the NYSE on or about the 20th day of each payment month. A check will be mailed to you no later than three business days following the date on which the shares are redeemed. SWPs are taxable transactions that have the same tax consequences as other redemptions.

Household Delivery of Fund Documents

With your consent, the Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Trust. If you want to revoke your consent to this practice, you may do so by notifying the Trust, by phone or in writing as set forth below. The Trust will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

•	Write to RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island 02940-9781; or

•	Call (800) 462-2392 toll-free.

STATEMENT OF ADDITIONAL INFORMATION

MAY 22, 2020

RMB MENDON FINANCIAL SERVICES FUND
a series of
RMB INVESTORS TRUST
115 South LaSalle Street, 34th Floor
Chicago, Illinois 60603
(800) 462-2392

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated May 22, 2020, relating specifically to the (i) transfer of all the assets of the RMB Mendon Financial Long/Short Fund (the “Target Fund”) to the RMB Mendon Financial Services Fund (the “Acquiring Fund”) in exchange solely for Class A, Class C, and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution by class of the Acquiring Fund’s shares to the Target Fund’s shareholders in complete liquidation and termination of the Target Fund. The transfer is to occur pursuant to an Agreement and Plan of Reorganization, which is discussed in more detail in the Prospectus/Information Statement.

A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to RMB Investors Trust or RMB Capital Management, LLC at the telephone numbers or addresses set forth above or by visiting the RMB Funds’ website at www.rmbfunds.com.

Table of Contents

Page

A. General Information	1
B. Additional Information about the RMB Mendon Financial Services Fund	1
C. Pro Forma Financial Information (Unaudited)	1

-i-

A.       General Information

This SAI relates to the (i) transfer of all the assets of the RMB Mendon Financial Long/Short Fund (the “Target Fund”) to the RMB Mendon Financial Services Fund (the “Acquiring Fund”) in exchange solely for Class A, Class C, and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution by class of the Acquiring Fund’s shares to the Target Fund’s shareholders in complete liquidation and termination of the Target Fund. The Reorganization is expected to be completed on or about June 19, 2020.

Further information is included in the Prospectus/Information Statement and in the documents listed below, which are incorporated by reference into this SAI. Copies of the Prospectus/Information Statement and the documents listed below may be obtained upon request, and without charge, by writing to RMB Investors Trust at P.O. Box 9781, Providence, RI 02940-9781, by calling (800) 462-2392 toll-free, or by visiting www.rmbfunds.com.

B.       Additional Information about the RMB Mendon Financial Services Fund

This SAI incorporates by reference the following documents:

•	Statement of Additional Information dated May 1, 2020, as supplemented through the date of this SAI, only insofar as it relates to the Target Fund and the Acquiring Fund (previously filed on EDGAR, File No. 002-17226, Accession No. 0001628280-20-006156).

•	Annual Report for the fiscal year ended December 31, 2019 only insofar as it relates to the Target Fund and the Acquiring Fund (previously filed on EDGAR, File No. 811-00994, Accession No. 0001104659-20-031794).

C.       Pro Forma Financial Information (Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only as of a specific point in time in the past, and does not purport to represent the financial condition as a result of the completion of the Reorganization. Actual financial information will depend on market conditions at the time of the Reorganization and may vary significantly from the information shown, particularly in light of uncertainties regarding the current health crisis resulting from the novel coronavirus known as COVID-19 and the economic and financial repercussions of such crisis. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and the Acquiring Fund as of December 31, 2019.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as if the Reorganization had occurred as of the beginning of the 12-month period ended December 31, 2019.

Note 2—Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Acquiring Fund are both series of the same registered open-end management investment company. The Reorganization will be accomplished by the transfer of all the assets and all the liabilities of the Target Fund to the Acquiring Fund in exchange for Class A, Class C and Class I shares of the Acquiring Fund, the pro-rata distribution, by class, of such Acquiring Fund shares to the shareholders of the Target Fund, and liquidation and termination of the Target Fund.

The table below shows the number of shares of each class of the Acquiring Fund that Target Fund shareholders would have received had the Reorganization occurred on December 31, 2019.

Target Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class A	616,427	Class A
Class C	326,199	Class C
Class I	1,158,663	Class I

In accordance with U.S. generally accepted accounting principles, for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to the surviving fund (which will be the Acquiring Fund). The table below sets forth the net assets of each Fund and the pro forma net assets of the combined Fund as of December 31, 2019.

Fund	Net Assets	As of Date
RMB Mendon Financial Long/Short Fund (Target Fund)	$87,094,426	December 31, 2019
RMB Mendon Financial Services Fund (Acquiring Fund)	$386,714,833	December 31, 2019
RMB Mendon Financial Services Fund (Pro Forma Combined Fund)	$473,689,259	December 31, 2019

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the pro forma Fund financial information as if the Reorganization had been in effect on the first day of the fiscal year ended December 31, 2019 using the fees and expenses information shown in the Prospectus/Information Statement. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Acquiring Fund and has been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the average net assets for the fiscal year ended December 31, 2019. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

2

PRO FORMA EXPENSE ADJUSTMENTS
	Acquiring Fund Expense Adjustments - Increase or (Decrease) - After Reorganization		Total Expenses After Reorganization
Net Expense Category	Dollar Amount	Percentage of Average Net Assets(1)	Dollar Amount	Percentage of Average Net Assets(1)
Investment Advisory fees(2)	$(54,352)	(0.01)%	$4,298,731	0.75%
Distribution (12b-1) fees – Class A(3)	$(15,740)	(0.00)%	$436,751	0.25%
Short Sale Dividend and Interest expenses (4)	$(494,960)	(0.09)%	$0	0.00%
Administration and Fund Accounting fees(5)	$(89,057)	(0.02)%	$87,076	0.02%
Insurance fees(5)	$(9,672)	(0.00)%	$35,793	0.01%
Registration/Blue Sky fees(5)	$(56,146)	(0.01)%	$120,983	0.02%
Professional fees(5)	$(18,998)	(0.00)%	$19,000	0.00%
Total Pro Forma Net Expense	$(738,925)	(0.13)%	$4,998,334	N/A

(1)	Average net assets are for the fiscal year ended December 31, 2019.
(2)	The Investment Advisory fee rate of the Acquiring Fund is fixed at 0.75% of average daily net assets and is lower than the Investment Advisory fee range of the Target Fund which can be between 0.80% and 1.00% of average daily net assets.
(3)	Class A shares of the Acquiring Fund are subject to a Distribution (12b-1) fee of 0.25% of average daily net assets and Class A shares of the Target Fund are subject to a Distribution (12b-1) fee of 0.30% of average daily net assets.
(4)	The Target Fund includes short positions as part of its principal investment strategy, which result in Short Sale Dividend and Interest expenses. The Acquiring Fund does not include short positions as part of its principal investment strategy.
(5)	Reflects elimination of certain duplicative fixed costs incurred at the fund level resulting in an anticipated (reduction) of expenses as a result of the Reorganization. Service providers will not change as a result of the Reorganization.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4—Portfolio Repositioning

Due to the Target Fund being a non-diversified Fund and the Acquiring Fund being diversified, prior to the Reorganization approximately 8% of the securities of the Target Fund are expected to be sold which will result in the Target Fund realizing gains or losses and incurring repositioning costs in the form of brokerage commissions and other trading-related costs, which are further described in the Prospectus/Information Statement.

The Acquiring Fund does not currently expect to sell a material portion (less than 5% of net assets) of the Target Fund’s assets received in the Reorganization.

3

Note 5—Reorganization Costs

Each Fund will pay the expenses incurred in connection with the Reorganization (“Reorganization Expenses”) based on such Fund’s respective portion of the projected cost savings during the first year following the Reorganization. RMB Capital Management, LLC estimates that expenses for the Reorganization will be approximately $120,000 in total. These costs represent management’s estimate of professional services fees, trustees’ fees and expenses, and printing costs and mailing charges related to the Reorganization, but do not include portfolio repositioning costs. Based on each Fund’s net assets as of May 13, 2020, the Reorganization Expenses are estimated as $75,600 allocated to the Target Fund and $44,400 allocated to the Acquiring Fund. The Adviser will pay the Reorganization Expenses allocated to a Fund to the extent such allocated Reorganization Expenses exceed the Fund’s projected cost savings during the first year following the Reorganization. If the Reorganization is not consummated, the Adviser will bear full responsibility for payment of the Reorganization Expenses.

Note 6—Accounting Survivor

The Acquiring Fund will be the accounting survivor.

Note 7—Capital Loss Carryforwards

As of December 31, 2019, for U.S. federal income tax purposes, the Target Fund and Acquiring Fund had capital loss carryforwards of $5,711,146 and $3,353,955 respectively, which are not subject to expiration.

4

PART C.

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article IV of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 002-17226) on December 19, 2017), and Item 7 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A) (File No. 002-17226) on December 19, 2017. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 16. Exhibits

Exhibit No.	Exhibit
(1)	Amended and Restated Agreement and Declaration of Trust, dated December 6, 2017.(3)
(2)(a)	Amended and Restated By-Laws dated December 6, 2017.(3)
(3)	Not Applicable.
(4)	Form of Agreement and Plan of Reorganization among the Funds is incorporated by reference to Appendix A to the Information Statement/Prospectus filed herewith as Part A to this registration statement on Form N-14.
(5)	Not Applicable.
(6)(a)	Investment Advisory Agreement dated September 29, 2016 between the Registrant and RMB Capital Management, LLC.(2)
(6)(b)	First Amendment dated December 14, 2017 to the Investment Advisory Agreement dated September 29, 2016 between the Registrant and RMB Capital Management, LLC.(3)
(6)(c)	Second Amendment to the Investment Advisory Agreement dated September 29, 2016 between the Registrant and RMB Capital Management, LLC, with respect to RMB Small Cap Fund, RMB SMID Cap Fund and RMB Dividend Growth Fund.(5)
(6)(d)	Investment Subadvisory Agreement between RMB Capital Management, LLC and Mendon Capital Advisors Corp.(2)
(7)(a)	Distribution Agreement dated May 31, 2017 between the Registrant and Foreside Fund Services, LLC.(3)

Exhibit No.	Exhibit
(7)(b)	First Amendment dated December 13, 2017 to Distribution Agreement dated May 31, 2017 between Registrant and Foreside Fund Services, LLC.(3)
(7)(c)	Second Amendment to Distribution Agreement dated May 31, 2017 between Registrant and Foreside Fund Services, LLC, with respect to RMB Small Cap Fund, RMB SMID Cap Fund and RMB Dividend Growth Fund.(5)
(8)	Not Applicable.
(9)(a)	Custodian Agreement dated December 12, 2017 between the Registrant and U.S. Bank National Association.(3)
(9)(b)	First Amendment dated December 12, 2017 to Custodian Agreement dated December 12, 2017 between the Registrant and U.S. Bank National Association.(5)
(9)(c)	Second Amendment dated March 7, 2019 to Custodian Agreement dated December 12, 2017 between the Registrant and U.S. Bank National Association with respect to RMB Small Cap Fund, RMB SMID Cap Fund and RMB Dividend Growth Fund.(5)
(10)(a)	Rule 12b-1 Distribution Plan as of March 7, 2019.(5)
(10)(b)	Rule 18f-3 Multiple Class Plan as of March 7, 2019.(5)
(11)	Opinion and Consent of Vedder Price P.C. regarding the validity of shares to be issued.(6)
(12)	Form of Opinion and Consent of Vedder Price P.C. regarding certain tax matters.(6)
(13)(a)	Fund Administration Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC.(3)
(13)(b)	First Amendment to the Fund Administration Servicing Agreement dated May 18, 2018 between the Registrant and U.S. Bancorp Fund Services, LLC.(7)
(13)(c)	Second Amendment dated March 7, 2019 to Fund Administration Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC, with respect to RMB Small Cap Fund, RMB SMID Cap Fund and RMB Dividend Growth Fund.(5)
(13)(d)	Fund Accounting Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC.(3)
(13)(e)	First Amendment dated May 18, 2018 to Fund Accounting Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC.(5)
(13)(f)	Second Amendment dated March 7, 2019 to Fund Accounting Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC, with respect to RMB Small Cap Fund, RMB SMID Cap Fund and RMB Dividend Growth Fund.(5)
(13)(g)	Transfer Agency and Services Agreement dated June 1, 2005 between the Registrant and PFPC Inc. (now BNY Mellon Investment Servicing (US) Inc.).(1)
(13)(h)	Amendment No. 1 dated July 5, 2006 to the Transfer Agency and Services Agreement dated June 1, 2005 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.).(2)
(13)(i)	Amendment No. 2 dated July 1, 2016 to the Transfer Agency and Services Agreement dated June 1, 2005 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.).(2)
(13)(j)	Amendment No. 3 dated December 13, 2017 to the Transfer Agency and Services Agreement dated June 1, 2005 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.).(3)
(13)(k)	Amendment No. 4 to the Transfer Agency and Services Agreement dated June 1, 2005 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.), with respect to RMB Small Cap Fund, RMB SMID Cap Fund and RMB Dividend Growth Fund.(5)

2

Exhibit No.	Exhibit
(13)(l)	Expense Limitation Agreement dated April 10, 2020 between RMB Capital Management, LLC and the Registrant.(6)
(14)	Consent of Independent Registered Public Accounting Firm – filed herewith.
(15)	Not Applicable.
(16)	Power of Attorney.(6)
(17)	Not Applicable.

Footnote	Description
(1)	Incorporated by reference to post-effective amendment no. 79 to the Trust’s Registration Statement on Form N-1A (Accession No. 0001003715-06-000170) (filed on April 28, 2006).
(2)	Incorporated by reference to post-effective amendment no. 108 to the Trust’s Registration Statement on Form N-1A (Accession No. 0001144204-17-012548) (filed on March 2, 2017).
(3)	Incorporated by reference to post-effective amendment no. 112 to the Trust’s Registration Statement on Form N-1A (Accession No. 0000894189-17-006668) (filed on December 19, 2017).
(4)	Incorporated by reference to the Trust’s Registration Statement on Form N-14 (Accession No. 0000894189-19-001854) (filed on March 28, 2019.)
(5)	Incorporated by reference to post-effective amendment no. 120 to the Trust’s Registration Statement on Form N-1A (Accession No. 0000894189-19-003746) filed on June 24, 2019.)
(6)	Incorporated by reference to the Trust’s Registration Statement on Form N-14 (Accession No. 0001104659-20-048256) (filed on April 17, 2020.)
(7)	Incorporated by reference to post-effective amendment no. 122 to the Trust’s Registration Statement on Form N-1A (Accession No. 0000894189-20-003218) (filed on April 29, 2020.)

Item 17. Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re- offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post- effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of Chicago in the State of Illinois on the 22nd day of May 2020.

RMB Investors Trust

By:	/s/ Christopher M. Graff
Christopher M. Graff, President

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature and Name	Title	Date

/s/ Christopher M. Graff	President	May 22, 2020
Christopher M. Graff	(Principal Executive Officer)

/s/ Maher A. Harb	Chief Financial Officer and	May 22, 2020
Maher A. Harb	Treasurer (Principal Financial Officer)

Peter Borish*	Trustee	May 22, 2020
Peter Borish

William F. Connell*	Trustee	May 22, 2020
William F. Connell

Margaret M. Eisen*	Trustee	May 22, 2020
Margaret M. Eisen

Robert Sabelhaus*	Trustee	May 22, 2020
Robert Sabelhaus

James Snyder*	Trustee	May 22, 2020
James Snyder

* By	/s/ Christopher M. Graff
Christopher M. Graff,
Attorney-in-fact pursuant to powers of attorney filed with the Registrant’s Registration Statement on Form N-14 on April 17, 2020.

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INDEX TO EXHIBITS

Exhibit Number	Description

(14)	Consent of Independent Registered Public Accounting Firm

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